Exhibit 10.13

PLANET LABS PBC

2021 INCENTIVE AWARD PLAN

ARTICLE I.

PURPOSE

The Plan’s purpose is to enhance the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities and/or equity-linked compensatory opportunities. Capitalized terms used in the Plan are defined in Article XI.

ARTICLE II.

ELIGIBILITY

Service Providers are eligible to be granted Awards under the Plan, subject to the limitations described herein.

ARTICLE III.

ADMINISTRATION AND DELEGATION

3.1 Administration. The Plan is administered by the Administrator. The Administrator has authority to determine which Service Providers receive Awards, grant Awards and set Award terms and conditions, subject to the conditions and limitations in the Plan. The Administrator also has the authority to take all actions and make all determinations under the Plan, to interpret the Plan and Award Agreements and to adopt, amend and repeal Plan administrative rules, guidelines and practices as it deems advisable. The Administrator may correct defects and ambiguities, supply omissions and reconcile inconsistencies in the Plan or any Award Agreement as it deems necessary or appropriate to administer the Plan and any Awards. The Administrator’s determinations under the Plan are in its sole discretion and will be final and binding on all persons having or claiming any interest in the Plan or any Award.

3.2 Appointment of Committees. To the extent Applicable Laws permit, the Board or the Administrator may delegate any or all of its powers under the Plan to one or more Committees or committees of officers of the Company or any of its Subsidiaries. The Board or the Administrator, as applicable, may rescind any such delegation, abolish any such Committee or committee and/or re-vest in itself any previously delegated authority at any time.

ARTICLE IV.

STOCK AVAILABLE FOR AWARDS

4.1 Number of Shares. Subject to adjustment under Article VIII and the terms of this Article IV, the maximum number of Shares that may be issued pursuant to Awards under the Plan shall be equal to the Overall Share Limit. As of the Effective Date, no further awards may be granted under the Prior Plans; however, Prior Plan Awards will remain subject to the terms and conditions of the applicable Prior Plan. Shares issued under the Plan may consist of authorized but unissued Shares, Shares purchased on the open market or treasury Shares.

4.2 Share Recycling. If all or any part of an Award or Prior Plan Award expires, lapses or is terminated, exchanged for or settled in cash, surrendered, repurchased, canceled without having been fully exercised/settled or forfeited, in any case, in a manner that results in the Company acquiring Shares covered by the Award or Prior Plan Award at a price not greater than the price (as adjusted to reflect any Equity Restructuring) paid by the Participant for such Shares or not issuing any Shares covered by the Award or Prior Plan Award, the unused Shares covered by the Award or Prior Plan Award will, as applicable, become or again be available for Award grants under the Plan. In addition, Shares delivered (either by actual delivery or attestation) to the Company by a Participant to satisfy the applicable exercise or purchase price of an Award or Prior Plan Award and/or to satisfy any applicable tax withholding obligation with respect to an Award (including Shares retained by the Company from the Award or Prior Plan Award being exercised or purchased and/or creating the tax obligation) will, as applicable, become or again be available for Award grants under the Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not count against the Overall Share Limit. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under Section 4.1 and shall not be available for future grants of Awards: (a) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; and (b) Shares purchased on the open market with the cash proceeds from the exercise of Options.

4.3 Incentive Stock Option Limitations. Notwithstanding anything to the contrary herein, no more than 56,963,788 Shares may be issued pursuant to the exercise of Incentive Stock Options.

4.4 Substitute Awards. In connection with an entity’s merger or consolidation with the Company or any Subsidiary or the Company’s or any Subsidiary’s acquisition of an entity’s property or stock, the Administrator may grant Awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute Awards may be granted on such terms as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the Overall Share Limit (nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided above), except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan as provided above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Service Providers prior to such acquisition or combination.

4.5 Non-Employee Director Compensation. Notwithstanding any provision to the contrary in the Plan, the Administrator may establish compensation for non-employee Directors from time to time, subject to the limitations in the Plan. The Administrator will from time to time determine the terms, conditions and amounts of all such non-employee Director compensation in its discretion and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time; provided that, the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Awards granted to a non-employee Director as compensation for services as a non-employee Director during any fiscal year of the Company may not exceed $750,000 (or, with respect to the first fiscal year of the Company in which a non-employee Director initially serves as a non-employee Director, $1,000,000).

ARTICLE V.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

5.1 General. The Administrator may grant Options or Stock Appreciation Rights to Service Providers subject to the limitations in the Plan, including any limitations in the Plan that apply to Incentive Stock Options. The Administrator will determine the number of Shares covered by each Option and Stock Appreciation Right and the conditions and limitations applicable to the exercise of each Option and Stock Appreciation Right. A Stock Appreciation Right will entitle the Participant (or other person entitled to exercise the Stock Appreciation Right) to receive from the Company upon exercise of the exercisable portion of the Stock Appreciation Right an amount determined by multiplying the excess, if any, of the Fair Market Value of one Share on the date of exercise over the exercise price per Share of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right is exercised, subject to any limitations of the Plan or that the Administrator may impose, and payable in cash, Shares valued at Fair Market Value, or a combination of the two, as the Administrator may determine or provide in the Award Agreement.

5.2 Exercise Price. The Administrator will establish each Option’s and Stock Appreciation Right’s exercise price and specify the exercise price in the Award Agreement. Unless otherwise determined by the Board, the exercise price will not be less than 100% of the Fair Market Value on the grant date of the Option (subject to Section 5.6) or Stock Appreciation Right. Notwithstanding the foregoing, in the case of an Option or a Stock Appreciation Right that is a Substitute Award, the exercise price per share of the Shares subject to such Option or Stock Appreciation Right, as applicable, may be less than the Fair Market Value per share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Sections 424 and 409A of the Code.

5.3 Duration. Each Option or Stock Appreciation Right will be exercisable at such times and as specified in the Award Agreement, provided that, subject to Section 5.6, the term of an Option or Stock Appreciation Right will not exceed ten years. Notwithstanding the foregoing and unless determined otherwise by the Company, in the event that on the last business day of the term of an Option or Stock Appreciation Right (other than an Incentive Stock Option) (i) the exercise of the Option or Stock Appreciation Right is prohibited by Applicable Law, as determined by the Company, or (ii) Shares may not be purchased or sold by the applicable Participant due to any Company insider trading policy (including blackout periods) or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option or Stock Appreciation Right shall be automatically extended until the date that is 30 days after the end of the legal prohibition, black-out period or lock-up agreement, as determined by the Company; provided, however, in no event shall the extension last beyond the ten year term (or any shorter maximum, if applicable) of the applicable Option or Stock Appreciation Right. Notwithstanding the foregoing, to the extent permitted under Applicable Laws, if the Participant, prior to the end of the term of an Option or Stock Appreciation Right, violates the non-competition, non-solicitation, confidentiality or other similar restrictive covenant provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company or any of its Subsidiaries, the right of the Participant and the Participant’s transferees to exercise any Option or Stock Appreciation Right issued to the Participant shall terminate immediately upon such violation, unless the Company otherwise determines.

5.4 Exercise. Options and Stock Appreciation Rights may be exercised by delivering to the Company (or its Agent) a written notice of exercise, in a form the Administrator approves (which may be electronic and provided through the online platform maintained by an Agent), signed by the person authorized to exercise the Option or Stock Appreciation Right, together with, as applicable, payment in full (i) as specified in Section 5.5 for the number of Shares for which the Award is exercised and (ii) as specified in Section 9.5 for any applicable taxes. Unless the Administrator otherwise determines, an Option or Stock Appreciation Right may not be exercised for a fraction of a Share.

5.5 Payment Upon Exercise. Subject to Section 10.8, any Company insider trading policy (including blackout periods) and Applicable Laws, the exercise price of an Option must be paid (i) by online payment through the Agent’s electronic platform or by wire transfer of immediately available funds to the Agent (or, in each case, if the Company has no Agent accepting payment, by wire transfer of immediately available funds to the Company), or (ii) by cash, wire transfer of immediately available funds or check payable to the order of the Company, provided that the Administrator may limit the use of one or all of such payment forms if one or more of the payment forms in clauses (a) through (e) below is permitted, or (iii) solely with the consent of the Administrator, by:

(b) if there is a public market for Shares at the time of exercise, unless the Administrator otherwise determines, (A) delivery (including electronically or telephonically to the extent permitted by the Administrator) of an irrevocable and unconditional undertaking by a broker acceptable to the Administrator to deliver promptly to the Company sufficient funds to pay the exercise price, or (B) the Participant’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Administrator to deliver promptly to the Company cash or a check sufficient to pay the exercise price; provided that such amount is paid to the Company at such time as may be required by the Administrator;

(c) delivery (either by actual delivery or attestation) of Shares owned by the Participant valued at their Fair Market Value;

(d) surrendering Shares then issuable upon the Option’s exercise valued at their Fair Market Value on the exercise date;

(e) delivery of a promissory note or any other property that the Administrator determines is good and valuable consideration; or

(f) any combination of the above payment forms approved by the Administrator.

5.6 Additional Terms of Incentive Stock Options. The Administrator may grant Incentive Stock Options only to employees of the Company, any of its present or future parent or subsidiary corporations, as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. If an Incentive Stock Option is granted to a Greater Than 10% Stockholder, the exercise price will not be less than 110% of the Fair Market Value on the Option’s grant date, and the term of the Option will not exceed five years. All Incentive Stock Options will be subject to and construed consistently with Section 422 of the Code. By accepting an Incentive Stock Option, the Participant agrees to give prompt notice to the Company of dispositions or other transfers (other than in connection with a Change in Control) of Shares acquired under the Option made within (i) two years from the grant date of the Option or (ii) one year after the transfer of such Shares to the Participant, specifying the date of the disposition or other transfer and the amount the Participant realized, in cash, other property, assumption of indebtedness or other consideration, in such disposition or other transfer. Neither the Company nor the Administrator will be liable to a Participant, or any other party, if an Incentive Stock Option fails or ceases to qualify as an “incentive stock option” under Section 422 of the Code. Any Incentive Stock Option or portion thereof that fails to qualify as an “incentive stock option” under Section 422 of the Code for any reason, including becoming exercisable with respect to Shares having a fair market value exceeding the $100,000 limitation under Treasury Regulation Section 1.422-4, will be a Non-Qualified Stock Option.

ARTICLE VI.

RESTRICTED STOCK; RESTRICTED STOCK UNITS

6.1 General. The Administrator may grant Restricted Stock, or the right to purchase Restricted Stock, to any Service Provider, subject to the Company’s right to repurchase all or part of such Shares at their issue price or other stated or formula price from the Participant (or to require forfeiture of such Shares) if conditions the Administrator specifies in the Award Agreement are not satisfied before the end of the applicable restriction period or periods that the Administrator establishes for such Award. In addition, the Administrator may grant Restricted Stock Units to any Service Provider, which may be subject to vesting and forfeiture conditions during the applicable restriction period or periods, as set forth in an Award Agreement. The Administrator will determine and set forth in the Award Agreement the terms and conditions for each Restricted Stock and Restricted Stock Unit Award, subject to the conditions and limitations contained in the Plan.

6.2 Restricted Stock.

(a) Dividends. Participants holding Shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such Shares, unless the Administrator provides otherwise in the Award Agreement. In addition, unless the Administrator provides otherwise, if any dividends or distributions are paid in Shares, or consist of a dividend or distribution to holders of Common Stock of property other than an ordinary cash dividend, the Shares or other property will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid. Notwithstanding anything to the contrary herein, with respect to any award of Restricted Stock, dividends which are paid to holders of Common Stock prior to vesting shall only be paid out to the Participant holding such Restricted Stock to the extent that the vesting conditions are subsequently satisfied. All such dividend payments will be made no later than March 15 of the calendar year following the calendar year in which the right to the dividend payment becomes nonforfeitable.

(b) Stock Certificates. The Company may require that the Participant deposit in escrow with the Company (or its designee) any stock certificates issued in respect of Shares of Restricted Stock, together with a stock power endorsed in blank.

6.3 Restricted Stock Units.

(a) Settlement. The Administrator may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Participant’s election, in a manner intended to comply with Section 409A.

(b) Stockholder Rights. A Participant will have no rights of a stockholder with respect to Shares subject to any Restricted Stock Unit unless and until the Shares are delivered in settlement of the Restricted Stock Unit.

ARTICLE VII.

OTHER STOCK OR CASH BASED AWARDS; DIVIDEND EQUIVALENTS

7.1 Other Stock or Cash Based Awards. Other Stock or Cash Based Awards may be granted to Participants, including Awards entitling Participants to receive Shares to be delivered in the future and including annual or other periodic or long-term cash bonus awards (whether based on specified Performance Criteria or otherwise), in each case subject to any conditions and limitations in the Plan. Such Other Stock or Cash Based Awards will also be available as a payment form in the settlement of other Awards, as standalone payments and as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock or Cash Based Awards may be paid in Shares, cash or other property, or any combination of the foregoing, as the Administrator determines. Subject to the provisions of the Plan, the Administrator will determine the terms and conditions of each Other Stock or Cash Based Award, including any purchase price, performance goal(s) (which may be based on the Performance Criteria), transfer restrictions, and vesting conditions, which will be set forth in the applicable Award Agreement. In addition, the Company may adopt subplans or programs under the Plan pursuant to which it makes Awards available in a manner consistent with the terms and conditions of the Plan.

7.2 Dividend Equivalents. A grant of Restricted Stock Units or Other Stock or Cash Based Award may provide a Participant with the right to receive Dividend Equivalents, and no dividends or Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights. Dividend Equivalents may be paid currently or credited to an account for the Participant, settled in cash or Shares and subject to the same restrictions on transferability and forfeitability as the Award with respect to which the Dividend Equivalents are paid and subject to other terms and conditions as set forth in the Award Agreement. Notwithstanding anything to the contrary herein, Dividend Equivalents with respect to an Award shall only be paid out to the Participant to the extent that the vesting conditions applicable to the underlying Award are satisfied. All such Dividend Equivalent payments will be made no later than March 15 of the calendar year following calendar year in which the right to the Dividend Equivalent payment becomes nonforfeitable in accordance with the foregoing, unless otherwise determined by the Administrator.

ARTICLE VIII.

ADJUSTMENTS FOR CHANGES IN COMMON STOCK

AND CERTAIN OTHER EVENTS

8.1 Equity Restructuring. In connection with any Equity Restructuring, notwithstanding anything to the contrary in this Article VIII, the Administrator will equitably adjust each outstanding Award as it deems appropriate to reflect the Equity Restructuring, which may include adjusting the number and type of securities subject to each outstanding Award and/or the Award’s exercise price or grant price (if applicable), granting new Awards to Participants, and/or making a cash payment to Participants. The adjustments provided under this Section 8.1 will be nondiscretionary and final and binding on the affected Participant and the Company; provided that the Administrator will determine whether an adjustment is equitable.

8.2 Corporate Transactions. In the event of any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), reorganization, merger, consolidation, combination, amalgamation, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, Change in Control, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, other similar corporate transaction or event, other unusual or nonrecurring transaction or event affecting the Company or its financial statements or any change in any Applicable Laws or accounting principles, the Administrator, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event (except that action to give effect to a change in Applicable Law or accounting principles may be made within a reasonable period of time after such change), is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to (x) prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan, (y) to facilitate such transaction or event or (z) give effect to such changes in Applicable Laws or accounting principles:

(a) To provide for the cancellation of any such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights under the vested portion of such Award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then the Award may be terminated without payment;

(b) To provide that such Award shall vest and, to the extent applicable, be exercisable as to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;

(c) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and/or applicable exercise or purchase price, in all cases, as determined by the Administrator;

(d) To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding Awards and/or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article IV on the maximum number and kind of shares which may be issued) and/or in the terms and conditions of (including the grant or exercise price or applicable performance goals), and the criteria included in, outstanding Awards;

(e) To replace such Award with other rights or property selected by the Administrator; and/or

(f) To provide that the Award will terminate and cannot vest, be exercised or become payable after the applicable event.

8.3 Effect of Non-Assumption in a Change in Control. Notwithstanding the provisions of Section 8.2, if a Change in Control occurs and a Participant’s Award is not continued, converted, assumed, or replaced with a substantially similar award by (a) the Company, or (b) a successor entity or its parent or subsidiary (an “Assumption”), and provided that the Participant has not had a Termination of Service, then, immediately prior to the Change in Control, such Award shall become fully vested, exercisable and/or payable, as applicable, and all forfeiture, repurchase and other restrictions on such Award shall lapse, in which case, such Award shall be canceled upon the consummation of the Change in Control in exchange for the right to receive the Change in Control consideration payable to other holders of Common Stock (i) which may be on such terms and conditions as apply generally to holders of Common Stock under the Change in Control documents (including, without limitation, any escrow, earn-out or other deferred consideration provisions) or such other terms and conditions as the Administrator may provide, and (ii) determined by reference to the number of Shares subject to such Award and net of any applicable exercise price; provided that to the extent that any Award constitutes “nonqualified deferred compensation” that may not be paid upon the Change in Control under Section 409A (to the extent applicable to such Award) without the imposition of taxes thereon under Section 409A, the timing of such payments shall be governed by the applicable Award Agreement (subject to any deferred consideration provisions applicable under the Change in Control documents); and provided, further, that if the amount to which the Participant would be entitled upon the settlement or exercise of such Award at the time of the Change in Control is equal to or less than zero, then such Award may be terminated without payment. The Administrator shall determine whether an Assumption of an Award has occurred in connection with a Change in Control.

8.4 Administrative Stand Still. In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other extraordinary transaction or change affecting the Shares or the share price of Common Stock, including any Equity Restructuring or any securities offering or other similar transaction, for administrative convenience, the Administrator may refuse to permit the exercise of any Award for up to 60 days before or after such transaction.

8.5 General. Except as expressly provided in the Plan or the Administrator’s action under the Plan, no Participant will have any rights due to any subdivision or consolidation of Shares of any class, dividend payment, increase or decrease in the number of Shares of any class or dissolution, liquidation, merger, or consolidation of the Company or other corporation. Except as expressly provided with respect to an Equity Restructuring under Section 8.1 or the Administrator’s action under the Plan, no issuance by the Company of Shares of any class, or securities convertible into Shares of any class, will affect, and no adjustment will be made regarding, the number of Shares subject to an Award or the Award’s grant or exercise price. The existence of the Plan, any Award Agreements and the Awards granted hereunder will not affect or restrict in any way the Company’s right or power to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger, consolidation dissolution or liquidation of the Company or sale of Company assets or (iii) any sale or issuance of securities, including securities with rights superior to those of the Shares or securities convertible into or exchangeable for Shares. The Administrator may treat Participants and Awards (or portions thereof) differently under this Article VIII.

ARTICLE IX.

GENERAL PROVISIONS APPLICABLE TO AWARDS

9.1 Transferability. Except as the Administrator may determine or provide in an Award Agreement or otherwise for Awards other than Incentive Stock Options, Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except for certain beneficiary designations, by will or the laws of descent and distribution, or, subject to the Administrator’s consent, pursuant to a domestic relations order, and, during the life of the Participant, will be exercisable only by the Participant. Any permitted transfer of an Award hereunder shall be without consideration, except as required by Applicable Law. References to a Participant, to the extent relevant in the context, will include references to a Participant’s authorized transferee that the Administrator specifically approves.

9.2 Documentation. Each Award will be evidenced in an Award Agreement, which may be written or electronic, as the Administrator determines. The Award Agreement will contain the terms and conditions applicable to an Award. Each Award may contain terms and conditions in addition to those set forth in the Plan.

9.3 Discretion. Except as the Plan otherwise provides, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award to a Participant need not be identical, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.

9.4 Termination of Status. The Administrator will determine how a Participant’s Disability, death, retirement or authorized leave of absence or any other change or purported change in a Participant’s Service Provider status affects an Award (including whether and when a Termination of Service has occurred) and the extent to which, and the period during which the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award, if applicable.

9.5 Withholding. Each Participant must pay the Company, or make provision satisfactory to the Administrator for payment of, any taxes required by Applicable Law to be withheld in connection with such Participant’s Awards by the date of the event creating the tax liability. The Company or one of its Subsidiaries may deduct an amount sufficient to satisfy such tax obligations based on the applicable statutory withholding rates (or such other rate as may be determined by the Administrator after considering any accounting consequences or costs) from any payment of any kind otherwise due to a Participant. Subject to Section 10.8 and any Company insider trading policy (including blackout periods), Participants may satisfy such tax obligations through the Agent’s electronic platform or by wire transfer of immediately available funds to the Agent (or, in each case, if the Company has no Agent accepting payment, by wire transfer of immediately available funds to the Company) or, solely with the consent of the Administrator, by (i) cash, wire transfer of immediately available funds or check made payable to the order of the Company, provided that the Administrator may limit the use of the foregoing payment forms in its discretion, (ii) to the extent permitted by the Administrator, delivery of Shares (in whole or in part), including Shares delivered by attestation and Shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of delivery, (iii) if there is a public market for Shares at the time the tax obligations are satisfied, unless the Administrator otherwise determines, (A) delivery (including electronically or telephonically to the extent permitted by the Administrator) of an irrevocable and unconditional undertaking by a broker acceptable to the Administrator to deliver promptly to the Company sufficient funds to satisfy the tax obligations, or (B) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Administrator to deliver promptly to the Company cash or a check sufficient to satisfy the tax withholding; provided that such amount is paid to the Company at such time as may be required by the Administrator, or (iv) to the extent permitted by the Administrator, any combination of the foregoing payment forms approved by the Administrator. Notwithstanding any other provision of the Plan, the number of Shares which may be so delivered or retained pursuant to clause (ii) of the immediately preceding sentence shall be limited to the number of Shares which have a Fair Market Value on the date of delivery or retention no greater than the aggregate amount of such liabilities based on the maximum individual statutory tax rate in the applicable jurisdiction at the time of such withholding (or such other rate as may be required to avoid the liability classification of the applicable award under generally accepted accounting principles in the United States of America), and for clarity, may be less than such maximum individual statutory tax rate (and may be the minimum individual statutory tax rate) if so determined by the Administrator. If any tax withholding obligation will be satisfied under clause (ii) above by the Company’s retention of Shares from the Award creating the tax obligation and there is a public market for Shares at the time the tax obligation is satisfied, the Company may elect to instruct any brokerage firm determined acceptable to the Company for such purpose to sell on the applicable Participant’s behalf some or all of the Shares retained and to remit the proceeds of the sale to the Company or its designee, and each Participant’s acceptance of an Award under the Plan will constitute the Participant’s authorization to the Company and instruction and authorization to such brokerage firm to complete the transactions described in this sentence.

9.6 Amendment of Award; Repricing. The Administrator may amend, modify or terminate any outstanding Award, including by substituting another Award of the same or a different type, changing the exercise or settlement date, and converting an Incentive Stock Option to a Non-Qualified Stock Option. The Participant’s consent to such action will be required unless (i) the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Award, or (ii) the change is permitted under Article VIII or pursuant to Section 10.6. Notwithstanding the foregoing or anything in the Plan to the contrary, the Administrator may, without the approval of the stockholders of the Company, (i) reduce the exercise price per share of outstanding Options or Stock Appreciation Rights or (ii) cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price per share that is less than the exercise price per share of the original Options or Stock Appreciation Rights.

9.7 Conditions on Delivery of Stock. The Company will not be obligated to deliver any Shares under the Plan or remove restrictions from Shares previously delivered under the Plan until (i) all Award conditions have been met or removed to the Company’s satisfaction, (ii) as determined by the Company, all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including any applicable securities laws and stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator deems necessary or appropriate to satisfy any Applicable Laws. The Company’s inability to obtain authority from any regulatory body having jurisdiction, which the Administrator determines is necessary to the lawful issuance and sale of any securities, will relieve the Company of any liability for failing to issue or sell such Shares as to which such requisite authority has not been obtained.

9.8 Acceleration. The Administrator may at any time provide that any Award will become immediately vested and fully or partially exercisable, free of some or all restrictions or conditions, or otherwise fully or partially realizable.

9.9 Cash Settlement. Without limiting the generality of any other provision of the Plan, the Administrator may provide, in an Award Agreement or subsequent to the grant of an Award, in its discretion, that any Award may be settled in cash, Shares or a combination thereof.

9.10 Broker-Assisted Sales. In the event of a broker-assisted sale of Shares in connection with the payment of amounts owed by a Participant under or with respect to the Plan or Awards, including amounts to be paid under the final sentence of Section 9.5: (i) any Shares to be sold through the broker-assisted sale will be sold on the day the payment first becomes due, or as soon thereafter as practicable; (ii) such Shares may be sold as part of a block trade with other Participants in the Plan in which all participants receive an average price; (iii) the applicable Participant will be responsible for all broker’s fees and other costs of sale, and by accepting an Award, each Participant agrees to indemnify and hold the Company and its Subsidiaries harmless from any losses, costs, damages, or expenses relating to any such sale; (iv) to the extent the Company, its Subsidiaries or their designee receives proceeds of such sale that exceed the amount owed, the Company or its Subsidiary will pay such excess in cash to the applicable Participant as soon as reasonably practicable; (v) the Company, its Subsidiaries and their designees are under no obligation to arrange for such sale at any particular price; and (vi) in the event the proceeds of such sale are insufficient to satisfy the Participant’s applicable obligation, the Participant may be required to pay immediately upon demand to the Company, its Subsidiaries or their designee an amount in cash sufficient to satisfy any remaining portion of the Participant’s obligation.

ARTICLE X.

MISCELLANEOUS

10.1 No Right to Employment or Other Status. No person will have any claim or right to be granted an Award, and the grant of an Award will not be construed as giving a Participant the right to continued employment or any other relationship with the Company or any of its Subsidiaries. The Company and its Subsidiaries expressly reserve the right at any time to dismiss or otherwise terminate their respective relationships with a Participant free from any liability or claim under the Plan or any Award, except as expressly provided in an Award Agreement or in the Plan.

10.2 No Rights as Stockholder; Certificates. Subject to the Award Agreement, no Participant or Designated Beneficiary will have any rights as a stockholder with respect to any Shares to be distributed under an Award until becoming the record holder of such Shares. Notwithstanding any other provision of the Plan, unless the Administrator otherwise determines or Applicable Laws require, the Company will not be required to deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator). The Company may place legends on stock certificates issued under the Plan that the Administrator deems necessary or appropriate to comply with Applicable Laws.

10.3 Effective Date and Term of Plan. Unless earlier terminated by the Board, the Plan will become effective on the date on which the Company’s stockholders approve the Plan (the “Effective Date”) and will remain in effect until the tenth anniversary of the Effective Date. Notwithstanding anything to the contrary in the Plan, an Incentive Stock Option may not be granted under the Plan after 10 years from the earlier of (i) the date the Board adopted the Plan or (ii) the date the Company’s stockholders approved the Plan, but Awards previously granted may extend beyond that date in accordance with the Plan. If the Plan is not approved by the Company’s stockholders, the Plan will not become effective and no Awards will be granted under the Plan.

10.4 Amendment of Plan. The Board may amend, suspend or terminate the Plan at any time; provided that no amendment, other than (a) as permitted by the applicable Award Agreement, (b) as provided under Sections 10.6 and 10.15, or (c) an amendment to increase the Overall Share Limit, may materially and adversely affect any Award outstanding at the time of such amendment without the affected Participant’s consent. No Awards may be granted under the Plan during any suspension period or after the Plan’s termination. Awards outstanding at the time of any Plan suspension or termination will continue to be governed by the Plan and the Award Agreement, as in effect before such suspension or termination. The Board will obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

10.5 Provisions for Foreign Participants. The Administrator may modify Awards granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

10.6 Section 409A.

(a) General. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A. To the extent applicable, the Plan and the Award Agreements shall be interpreted in accordance with Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply. Notwithstanding anything in the Plan or any Award Agreement to the contrary, the Administrator may, without a Participant’s consent, amend this Plan or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Awards, including any such actions intended to (A) exempt this Plan or any Award from Section 409A, or (B) comply with Section 409A, including regulations, guidance, compliance programs and other interpretative authority that may be issued after an Award’s grant date. The Company makes no representations or warranties as to an Award’s tax treatment under Section 409A or otherwise. The Company will have no obligation under this Section 10.6 or otherwise to avoid the taxes, penalties or interest under Section 409A with respect to any Award and will have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute noncompliant “nonqualified deferred compensation” subject to taxes, penalties or interest under Section 409A. Notwithstanding any contrary provision of the Plan or any Award Agreement, any payment of “nonqualified deferred compensation” under the Plan that may be made in installments shall be treated as a right to receive a series of separate and distinct payments.

(b) Separation from Service. If an Award is subject to and constitutes “nonqualified deferred compensation” under Section 409A, any payment or settlement of such Award upon a termination of a Participant’s Service Provider relationship will, to the extent necessary to avoid taxes under Section 409A, be made only upon the Participant’s “separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or after the termination of the Participant’s Service Provider relationship. For purposes of this Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment” or like terms means a “separation from service.”

(c) Payments to Specified Employees. Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of “nonqualified deferred compensation” required to be made under an Award subject to Section 409A to a “specified employee” (as defined under Section 409A and as the Administrator determines) due to his or her “separation from service” will, to the extent necessary to avoid taxes under Section 409A(a)(2)(B)(i) of the Code, be delayed for the six-month period immediately following such “separation from service” (or, if earlier, until the specified employee’s death) and will instead be paid (as set forth in the Award Agreement) on the day immediately following such six-month period or as soon as administratively practicable thereafter (without interest). Any payments of “nonqualified deferred compensation” under such Award payable more than six months following the Participant’s “separation from service” will be paid at the time or times the payments are otherwise scheduled to be made.

10.7 Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee or agent of the Company or any Subsidiary will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as an Administrator, director, officer, other employee or agent of the Company or any Subsidiary. The Company will indemnify and hold harmless each director, officer, other employee and agent of the Company or any Subsidiary that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Administrator’s approval) arising from any act or omission concerning this Plan unless arising from such person’s own fraud or bad faith.

10.8 Lock-Up Period. The Company may, at the request of any underwriter representative or otherwise, in connection with registering the offering of any Company securities under the Securities Act, prohibit Participants from, directly or indirectly, selling or otherwise transferring any Shares or other Company securities during a period of up to 180 days following the effective date of a Company registration statement filed under the Securities Act, or such longer period as determined by the underwriter.

10.9 Data Privacy. As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this section by and among the Company and its Subsidiaries and affiliates exclusively for implementing, administering and managing the Participant’s participation in the Plan. The Company and its Subsidiaries and affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security number, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the Company or its Subsidiaries and affiliates; and Award details, to implement, manage and administer the Plan and Awards

(the “Data”). The Company and its Subsidiaries and affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan, and the Company and its Subsidiaries and affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data that the Company and its Subsidiaries hold regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents in this Section 10.9 in writing, without cost, by contacting the local human resources representative. If the Participant refuses or withdraws the consents in this Section 10.9, the Company may cancel Participant’s ability to participate in the Plan and, in the Administrator’s discretion, the Participant may forfeit any outstanding Awards. For more information on the consequences of refusing or withdrawing consent, Participants may contact their local human resources representative.

10.10 Severability. If any portion of the Plan or any action taken under it is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.

10.11 Governing Documents. If any contradiction occurs between the Plan and any Award Agreement or other written agreement between a Participant and the Company (or any Subsidiary) that the Administrator has approved, the Plan will govern, unless it is expressly specified in such Award Agreement or other written document that the specific provision of the Plan will not apply. For clarity, the foregoing sentence shall not limit the applicability of any additive language contained in an Award Agreement or other written agreement which provides supplemental or additional terms not inconsistent with the Plan.

10.12 Governing Law. The Plan and all Awards will be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding any state’s choice-of-law principles requiring the application of a jurisdiction’s laws other than the State of Delaware.

10.13 Claw-back Provisions. All Awards (including, without limitation, any proceeds, gains or other economic benefit actually or constructively received by a Participant upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with Applicable Laws (including the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder) as and to the extent set forth in such claw-back policy or the Award Agreement.

10.14 Titles and Headings. The titles and headings in the Plan are for convenience of reference only and, if any conflict, the Plan’s text, rather than such titles or headings, will control.

10.15 Conformity to Securities Laws. Participant acknowledges that the Plan is intended to conform to the extent necessary with Applicable Laws. Notwithstanding anything herein to the contrary, the Plan and all Awards will be administered only in conformance with Applicable Laws. To the extent Applicable Laws permit, the Plan and all Award Agreements will be deemed amended as necessary to conform to Applicable Laws.

10.16 Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

10.17 Relationship to Other Benefits. No payment under the Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except as expressly provided in writing in such other plan or an agreement thereunder.

ARTICLE XI.

DEFINITIONS

As used in the Plan, the following words and phrases will have the following meanings:

11.1 “Administrator” means the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee. Notwithstanding anything herein to the contrary, the Board shall conduct the general administration of the Plan with respect to Awards granted to non-employee Directors and, with respect to such Awards, the term “Administrator” as used in the Plan shall mean and refer to the Board.

11.2 “Agent” means the brokerage firm, bank or other financial institution, entity or person(s), if any, engaged, retained, appointed or authorized to act as the agent of the Company or a Participant with regard to the Plan.

11.3 “Applicable Laws” means the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws and rules of any foreign country or other jurisdiction where Awards are granted.

11.4 “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Dividend Equivalents, or Other Stock or Cash Based Awards.

11.5 “Award Agreement” means a written agreement evidencing an Award, which may be electronic, that contains such terms and conditions as the Administrator determines, consistent with and subject to the terms and conditions of the Plan.

11.6 “Board” means the Board of Directors of the Company.

11.7 “Cause” means “Cause” (or any term of similar effect) as defined in a Participant’s employment or service agreement (or similar agreement) with the Company or any Subsidiary or affiliate thereof if such an agreement exists and contains a definition of Cause (or term of similar effect), or, if no such agreement exists or such agreement does not contain a definition of Cause (or term of similar effect), then Cause means: (a) a material act of dishonesty made by the Participant in connection with performance of the Participant’s responsibilities to the Company or any Subsidiary or affiliate, (b) the Participant’s conviction of, or plea of nolo contendere to, a felony or any crime involving fraud, embezzlement or any other act of moral turpitude, (c) the Participant’s gross misconduct in connection with performance of the Participant’s duties as an employee or service provider of the Company or any Subsidiary or affiliate, (d) the Participant’s unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any Subsidiary or affiliate or any other party to whom the Participant owes an obligation of nondisclosure as a result of the Participant’s relationship with the Company or such Subsidiary or affiliate; (e) the Participant’s persistent and willful failure to perform the Participant’s duties and responsibilities to the Company or any Subsidiary or affiliate after written notice of the acts or omissions constituting the grounds for “Cause” and a failure to remedy such failure within thirty (30) days after the Participant’s receipt of such written notice thereof; or (f) the Participant’s material and willful breach of any obligations under any written agreement or covenant with the Company or any Subsidiary or affiliate. For purposes of clarity, a termination without “Cause” does not include any termination that occurs as a result of the Participant’s death or Disability.

11.8 “Change in Control” means and includes each of the following:

(a) A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission or a transaction or series of transactions that meets the requirements of clauses (i) and (ii) of subsection (c) below) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

(b) During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in subsections (a) or (c)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(c) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(i) which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(ii) after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (ii) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or portion of any Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsection (a), (b) or (c) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

The Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

1.1 “Class A Common Stock” means the Class A common stock of the Company, par value of $0.0001 per share.

1.2 “Class B Common Stock” means the Class B common stock of the Company, par value of $0.0001 per share.

11.9 “Code” means the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.

11.10 “Committee” means one or more committees or subcommittees of the Board, which may include one or more Company directors or executive officers, to the extent Applicable Laws permit. To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3; however, a Committee member’s failure to qualify as a “non-employee director” within the meaning of Rule 16b-3 will not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

11.11 “Common Stock” means the Class A Common Stock of the Company.

11.12 “Company” means Planet Labs PBC, a Delaware public benefit corporation, or any successor.

11.13 “Consultant” means any consultant or advisor engaged by the Company or any of its Subsidiaries to render services to such entity that qualifies as a consultant or advisor under the applicable rules of Form S-8 Registration Statements.

11.14 “Designated Beneficiary” means the beneficiary or beneficiaries the Participant designates, in a manner the Administrator determines, to receive amounts due or exercise the Participant’s rights if the Participant dies or becomes incapacitated. Without a Participant’s effective designation, “Designated Beneficiary” will mean the Participant’s estate.

11.15 “Director” means a Board member.

11.16 “Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

11.17 “Dividend Equivalents” means a right granted to a Participant under the Plan to receive the equivalent value (in cash or Shares) of dividends paid on Shares.

11.18 “Employee” means any employee of the Company or its Subsidiaries.

11.19 “Equity Restructuring” means, as determined by the Administrator, a non-reciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off or recapitalization through a large, nonrecurring cash dividend, or other large, nonrecurring cash dividend, that affects the Shares (or other securities of the Company) or the share price of Common Stock (or other securities of the Company) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

11.20 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

11.21 “Fair Market Value” means, as of any date, the value of a Share determined as follows: (a) if the Common Stock is listed on any established stock exchange, its Fair Market Value will be the closing sales price for such Common Stock as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; (b) if the Common Stock is not traded on a stock exchange but is quoted on a national market or other quotation system, the closing sales price on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (c) without an established market for the Common Stock, the Administrator will determine the Fair Market Value in its discretion.

Notwithstanding the foregoing, with respect to any Award granted on the pricing date of the Company’s initial public offering, the Fair Market Value shall mean the initial public offering price of a Share as set forth in the Company’s final prospectus relating to its initial public offering filed with the Securities and Exchange Commission.

11.22 “Greater Than 10% Stockholder” means an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporation, as defined in Section 424(e) and (f) of the Code, respectively.

11.23 “Incentive Stock Option” means an Option intended to qualify as an “incentive stock option” as defined in Section 422 of the Code.

11.24 “Non-Qualified Stock Option” means an Option, or portion thereof, not intended or not qualifying as an Incentive Stock Option.

11.25 “Option” means an option to purchase Shares, which will either be an Incentive Stock Option or a Non-Qualified Stock Option.

11.26 “Other Stock or Cash Based Awards” means cash awards, awards of Shares, and other awards valued wholly or partially by referring to, or are otherwise based on, Shares or other property awarded to a Participant under Article VII.

11.27 “Overall Share Limit” means the sum of (a) 32,550,736 Shares; (b) any Shares which are subject to Prior Plan Awards as of the Effective Date which, following the Effective Date, become available for issuance under the Plan pursuant to Article IV; and (c) an annual increase on the first day of each Company fiscal year beginning with February 1, 2022 and ending on and including February 1, 2031, equal to the lesser of (i) a number of Shares equal to 5% of the aggregate number of shares of Class A Common Stock and Class B Common Stock outstanding on the final day of the immediately preceding Company fiscal year and (ii) such smaller number of Shares as is determined by the Board.

11.28 “Participant” means a Service Provider who has been granted an Award.

11.29 “Performance Criteria” means the criteria (and adjustments) that the Administrator may select for an Award to establish performance goals for a performance period, which may include (but is not limited to) the following: net earnings or losses (either before or after one or more of interest, taxes, depreciation, amortization, and non-cash equity-based compensation expense); gross or net sales or revenue or sales or revenue growth; net income (either before or after taxes) or adjusted net income; profits (including but not limited to gross profits, net profits, profit growth, net operation profit or economic profit), profit return ratios or operating margin; operating efficiency; budget or operating earnings (either before or after taxes or before or after allocation of corporate overhead and bonus); cash flow (including operating cash flow and free cash flow or cash flow return on capital); return on assets; return on capital or invested capital; cost of capital; return on stockholders’ equity; total stockholder return; return on sales; costs, reductions in costs and cost control measures; expenses; working capital; earnings or loss per share; adjusted earnings or loss per share; price per share or dividends per share (or appreciation in or maintenance of such price or dividends); regulatory achievements or compliance; implementation, completion or attainment of objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; market share; economic value or economic value added models; division, group or corporate financial goals; customer satisfaction/growth; customer service; employee satisfaction; recruitment and maintenance of personnel; human resources management; supervision of litigation and other legal matters; strategic partnerships, collaborations and transactions; financial ratios (including those measuring liquidity, activity, profitability or leverage); debt levels or reductions; sales-related goals; financing and other capital raising transactions; cash on hand; acquisition, licensing or divestiture activity; investment sourcing activity; and marketing initiatives, any of which may be measured in absolute terms or as compared to any incremental increase or decrease. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company or a Subsidiary, or based upon performance relative to performance of other companies or upon comparisons of any of the indicators of performance relative to performance of other companies.

11.30 “Plan” means this 2021 Incentive Award Plan.

11.31 “Prior Plans” means the Planet Labs Inc. Amended and Restated 2011 Stock Incentive Plan and the Cosmogia Inc. 2011 Stock Incentive Plan, in each case, as amended from time to time.

11.32 “Prior Plan Award” means an award outstanding under any Prior Plan as of the Effective Date.

11.33 “Restricted Stock” means Shares awarded to a Participant under Article VI subject to certain vesting conditions and other restrictions.

11.34 “Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one Share or an amount in cash or other consideration determined by the Administrator to be of equal value as of such settlement date awarded to a Participant under Article VI subject to certain vesting conditions and other restrictions.

11.35 “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act.

11.36 “Section 409A” means Section 409A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder.

11.37 “Securities Act” means the Securities Act of 1933, as amended.

11.38 “Service Provider” means an Employee, Consultant or Director.

11.39 “Shares” means shares of Common Stock.

11.40 “Stock Appreciation Right” means a stock appreciation right granted under Article V.

11.41 “Subsidiary” means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

11.42 “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

11.43 “Termination of Service” means the date the Participant ceases to be a Service Provider.

* * * * *

PLANET LABS PBC

2021 INCENTIVE AWARD PLAN

GLOBAL STOCK OPTION GRANT NOTICE

Planet Labs PBC, a Delaware public benefit corporation (the “Company”), has granted to the participant listed below (“Participant”) the stock option (the “Option”) described in this Global Stock Option Grant Notice (this “Grant Notice”), subject to the terms and conditions of the Planet Labs PBC 2021 Incentive Award Plan (as amended from time to time, the “Plan”) and the Global Stock Option Agreement attached hereto as Exhibit A, including any additional terms and conditions for Participant’s country set forth in the appendix thereto as Exhibit B (the “Appendix” and together with the Global Stock Option Agreement, the “Agreement”), both of which are incorporated into this Grant Notice by reference. Capitalized terms not specifically defined in this Grant Notice or the Agreement have the meanings set forth in the Plan.

Participant:

Grant Date:

Exercise Price per Share:

Shares Subject to the Option:

Type of Option:

Final Expiration Date:

Vesting Commencement Date:

Vesting Schedule:

By accepting (whether in writing, electronically or otherwise) the Option, Participant agrees to be bound by the terms of this Grant Notice, the Plan and the Agreement. Participant has reviewed the Plan, this Grant Notice and the Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of the Plan, this Grant Notice and the Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, this Grant Notice or the Agreement.

PLANET LABS PBC	PARTICIPANT

By:
Name:	[Participant Name]
Title:

Exhibit A

GLOBAL STOCK OPTION AGREEMENT

Capitalized terms not specifically defined in this Global Stock Option Agreement, including any additional terms and conditions for Participant’s country set forth in the Appendix hereto (together, this “Agreement”) shall have the meanings specified in the Grant Notice or, if not defined in the Grant Notice, in the Plan.

ARTICLE I.

GENERAL

1.1 Grant of Option. The Company has granted the Option to Participant effective as of the grant date set forth in the Grant Notice (the “Grant Date”).

1.2 Incorporation of Terms of Plan. The Option is subject to the terms and conditions set forth in this Agreement and the Plan, which is incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan will control, unless it is expressly specified in this Agreement or the Grant Notice that the specific provision of the Plan will not apply. For clarity, the foregoing sentence shall not limit the applicability of any additive language contained in this Agreement which provides supplemental or additional terms not inconsistent with the Plan. If the Appendix described in Section 5.19 below applies to Participant, in the event of a conflict between the terms of this Agreement or the Plan and the provisions in the Appendix, the terms and conditions in the Appendix shall control.

ARTICLE II.

PERIOD OF EXERCISABILITY

2.1 Commencement of Exercisability. The Option will vest and become exercisable according to the vesting schedule in the Grant Notice (the “Vesting Schedule”) except that any fraction of a Share as to which the Option would be vested or exercisable will be accumulated and will vest and become exercisable only when a whole vested Share has accumulated. Except as otherwise set forth in the Grant Notice, the Plan or this Agreement, and unless the Administrator otherwise determines, the Option will immediately expire and be forfeited as to any portion of the Option that is not vested and exercisable as of the Termination of Service for any reason (after taking into consideration any accelerated vesting and exercisability which may occur in connection with such Termination of Service, if any). For the avoidance of doubt, Participant’s employment or other service during only a portion of a vesting period where a Termination of Service occurs prior to a vesting date shall not entitle Participant to vest in a pro-rata portion of the Option with respect to such portion of the vesting period.

2.2 Duration of Exercisability. The Vesting Schedule is cumulative. Any portion of the Option which vests and becomes exercisable will remain vested and exercisable until the Option expires. The Option will be forfeited immediately upon its expiration.

2.3 Expiration of Option. Except as may be extended in accordance with Section 5.3 of the Plan, the Option may not be exercised to any extent by anyone after, and will expire on, the first of the following to occur:

(a) The final expiration date in the Grant Notice;

(b) Except as the Administrator may otherwise approve, the expiration of three (3) months from the Participant’s Termination of Service, unless Participant’s Termination of Service is for Cause or by reason of Participant’s death or Disability;

1

Exhibit B

(c) Except as the Administrator may otherwise approve, the expiration of twelve (12) months from the Participant’s Termination of Service if the Termination of Service occurs by reason of Participant’s death or Disability; or

(d) Except as the Administrator may otherwise approve, Participant’s Termination of Service for Cause.

2.4 Termination Date. For purposes of this Option, Participant’s Termination of Service will be considered to occur as of the date Participant is no longer actively providing services to the Company or any Subsidiary or affiliate (regardless of the reason for such termination and whether or not later found to be invalid or in breach of Applicable Laws in the jurisdiction where Participant provides services or the terms of Participant’s employment or service agreement, if any) and, unless otherwise expressly provided in this Agreement or determined by the Company, Participant’s right to time vest in this Option, if any, will terminate effective as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under the Applicable Laws of the jurisdiction where Participant is rendering services or the terms of Participant’s employment or other service agreement, if any) and the post-termination exercise period (if any) during which Participant may exercise this Option (to the extent vested) will commence on such date. The Administrator shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of this Option (including whether Participant may still be considered to be providing services while on a leave of absence).

ARTICLE III.

EXERCISE OF OPTION

3.1 Person Eligible to Exercise. During Participant’s lifetime, only Participant may exercise the Option. After Participant’s death, any exercisable portion of the Option may, prior to the time the Option expires, be exercised by Participant’s Designated Beneficiary to the extent such designation has been permitted by the Administrator and is valid under Applicable Laws.

3.2 Partial Exercise. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised, in whole or in part, according to the procedures in the Plan at any time prior to the time the Option or portion thereof expires, except that the Option may only be exercised for whole Shares.

ARTICLE IV.

EXERCISE PRICE; TAXATION AND TAX WITHHOLDING

4.1 Representation. The Company is not providing any tax, legal or financial advice, nor is the Company making recommendations regarding participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant represents to the Company that Participant has reviewed with Participant’s own tax advisors the tax consequences of this Option and the transactions contemplated by the Grant Notice and this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.

4.2 Exercise Price; Responsibility for Taxes.

(a) Participant acknowledges that, regardless of any action taken by the Company or, if different, the Subsidiary or affiliate which employs Participant or to which Participant otherwise renders services (the “Service Recipient”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to Participant’s participation in

2

Exhibit B

the Plan and legally applicable or deemed applicable to Participant (“Tax-Related Items”) is and remains Participant’s responsibility and may exceed the amount (if any) actually withheld by the Company or the Service Recipient. Participant further acknowledges that the Company and/or the Service Recipient (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Option, including, but not limited to, the grant, vesting or exercise of this Option, or the subsequent sale of Shares acquired pursuant to such exercise; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of this Option to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if Participant is subject to Tax-Related Items in more than one jurisdiction, Participant acknowledges that the Company and/or the Service Recipient (or former Service Recipient, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

(b) At the time Participant exercises his or her Option, in whole or in part, or at the time any other withholding event for Tax-Related Items occurs with respect to the Option, Participant hereby authorizes the Company and/or the Service Recipient, or their respective agents, at their discretion, to satisfy the exercise price of the Option and/or any applicable withholding obligations for Tax-Related Items (as applicable) by one or a combination of the following methods:

(i) Requiring Participant to make a payment in a form acceptable to the Company;

(ii) Withholding from Participant’s salary, wages, or any other amounts payable to Participant;

(iii) Withholding from proceeds of the sale of Shares otherwise issuable upon exercise of the Option either through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf pursuant to this authorization without further consent);

(iv) Withholding Shares otherwise issuable upon exercise of the Option; or

(v) Any other method of withholding determined by the Company and to the extent required by Applicable Laws or the Plan, approved by the Administrator.

(c) Unless otherwise provided in the Plan or herein, the Company may withhold or account for Tax-Related Items by considering statutory withholding amounts or other applicable withholding rates, including maximum rates applicable in Participant’s jurisdiction(s). In the event of over-withholding, Participant may receive a refund of any over-withheld amount in cash (with no entitlement to the equivalent in Shares) or if not refunded, Participant may seek a refund from the local tax authorities. In the event of under-withholding, Participant may be required to pay any additional Tax-Related Items directly to the applicable tax authority or to the Company and/or the Service Recipient. If the obligations for Tax-Related Items are satisfied by withholding Shares, for tax purposes, Participant will be deemed to have been issued the full number of Shares subject to the exercised Option, notwithstanding that a number of the Shares is held back solely for the purpose of satisfying the withholding obligations for the Tax-Related Items.

(d) Participant agrees to pay the Company or the Service Recipient any amount of the exercise price and/or Tax-Related Items that cannot be satisfied by the means described above in Section 3.2(b). The Company shall not be obligated to deliver any Shares to Participant or Participant’s legal representative unless and until Participant or Participant’s legal representative shall have paid or otherwise satisfied in full the applicable exercise price and the amount of any withholding obligation for Tax-Related Items resulting from the Option or the Shares subject to the Option.

3

Exhibit B

ARTICLE V.

OTHER PROVISIONS

5.1 Nature of Grant. By accepting this Option, Participant acknowledges, understands and agrees that:

(a) the Plan is established voluntarily by the Company, is wholly discretionary in nature and may be modified, amended, suspended, or terminated by the Company at any time, to the extent permitted by the Plan;

(b) the grant of this Option is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past;

(c) all decisions with respect to future grants of options or other grants, if any, will be at the sole discretion of the Company;

(d) this Option and Participant’s participation in the Plan shall not create a right of employment or other service relationship with the Company;

(e) this Option and Participant’s participation in the Plan shall not be interpreted as forming or amending an employment or service contract with the Company or the Service Recipient, and shall not interfere with the ability of the Company, the Service Recipient or any Subsidiary or affiliate, as applicable, to terminate Participant’s employment or service relationship (if any);

(f) Participant is voluntarily participating in the Plan;

(g) this Option and any Shares acquired under the Plan, and the income from and value of the same, are not intended to replace any pension rights or compensation;

(h) this Option and any Shares acquired under the Plan, and the income from and value of the same, are not part of normal or expected compensation for any purposes, including but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, holiday pay, pension or retirement or welfare benefits or similar payments;

(i) the future value of the Shares underlying this Option is unknown, indeterminable, and cannot be predicted with certainty;

(j) if the underlying Shares do not increase in value, this Option will have no value;

(k) if Participant exercises this Option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price;

(l) no claim or entitlement to compensation or damages shall arise from forfeiture of any portion of this Option resulting from Participant’s Termination of Service (for any reason whatsoever and regardless of whether or not later found to be invalid or in breach of Applicable Laws in the jurisdiction where Participant is providing service or the terms of Participant’s employment or other service agreement, if any);

4

Exhibit B

(m) unless otherwise agreed with the Company in writing, this Option and the Shares subject to the Option, and the income from and value of the same, are not granted as consideration for, or in connection with, the service Participant may provide as a director of a Subsidiary or affiliate;

(n) unless otherwise provided in the Plan or by the Company in its discretion, this Option and the benefits evidenced by this Agreement do not create any entitlement to have this Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and

(o) neither the Company, the Service Recipient nor any other Subsidiary or affiliate shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the U.S. dollar that may affect the value of this Option or of any amounts due to Participant pursuant to the exercise of this Option or the subsequent sale of any Shares acquired upon exercise.

5.2 No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan or Participant’s receipt, vesting or exercise of the Option or the Shares allocated thereto or the sale of such Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan and the Option before accepting the Option or otherwise taking any action related to the Option or the Plan.

5.3 Adjustments. Participant acknowledges that the Option and the Shares subject to the Option are subject to adjustment, modification and termination in certain events as provided in this Agreement and the Plan.

5.4 Clawback. The Option and the Shares issuable hereunder shall be subject to any clawback or recoupment policy in effect on the Grant Date or as may be adopted or maintained by the Company following the Grant Date, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder.

5.5 Notices. Any notice to be given under the terms of this Agreement to the Company must be in writing and addressed to the Company in care of the Company’s Secretary at the Company’s principal office or the Secretary’s then-current email address or facsimile number. Any notice to be given under the terms of this Agreement to Participant must be in writing and addressed to Participant (or, if Participant is then deceased, to the Designated Beneficiary) at Participant’s last known mailing address, email address or facsimile number in the Company’s personnel files. By a notice given pursuant to this Section, either party may designate a different address for notices to be given to that party. Any notice will be deemed duly given when actually received, when sent by email, when sent by certified mail (return receipt requested) and deposited with postage prepaid in a post office or branch post office regularly maintained by the United States Postal Service, or comparable non-U.S. postal service, when delivered by a nationally recognized express shipping company or upon receipt of a facsimile transmission confirmation.

5.6 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

5.7 Compliance with Law. Notwithstanding any other provision of the Plan or this Agreement, unless there is an exemption from any registration, qualification or other legal requirement applicable to the Shares, the Company shall not be required to deliver any Shares issuable upon exercise of the Option prior to the completion of any registration or qualification of the Shares under any U.S. or non-U.S. federal, state or local securities or exchange control law or under rulings or regulations of the U.S. Securities and Exchange Commission (“SEC”) or of any other governmental regulatory body, or prior to obtaining any

5

Exhibit B

approval or other clearance from any U.S. or non-U.S. federal, state or local governmental agency, which registration, qualification or approval the Company shall, in its absolute discretion, deem necessary or advisable. Participant understands that the Company is under no obligation to register or qualify the Shares with the SEC or any other state or non-U.S. securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the Shares. Further, Participant agrees that the Company shall have unilateral authority to amend this Agreement without Participant’s consent to the extent necessary to comply with Applicable Laws in connection with the issuance of Shares.

5.8 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement will inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in this Agreement or the Plan, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

5.9 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Grant Notice, this Agreement and the Option will be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent Applicable Laws permit, this Agreement will be deemed amended as necessary to conform to such applicable exemptive rule.

5.10 Entire Agreement. The Plan, the Grant Notice and this Agreement (including the Appendix and any other exhibit hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof; provided, however, that the terms of this Agreement shall not modify and shall be subject to the terms and conditions of any employment, consulting and/or severance agreement between the Company or a Subsidiary or affiliate and Participant in effect as of the date a determination is to be made under this Agreement.

5.11 Severability. If any portion of the Grant Notice or this Agreement or any action taken under the Grant Notice or this Agreement, in any case is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Grant Notice and/or this Agreement (as applicable), and the Grant Notice and/or this Agreement (as applicable) will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.

5.12 Limitation on Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and may not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. Participant will have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the Option, and rights no greater than the right to receive cash or the Shares as a general unsecured creditor with respect to the Option, as and when exercised pursuant to the terms of this Agreement.5.13 Not a Contract of Employment or Service. Nothing in the Plan, the Grant Notice or this Agreement confers upon Participant any right to continue in the employ or other service of the Company, the Service Recipient or any other Subsidiary or affiliate or interferes with or restricts in any way the rights of the Company, the Service Recipient and any other Subsidiary or affiliate, which rights are hereby expressly reserved, to discharge or terminate the services of Participant at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written agreement between the Company, the Service Recipient or any other Subsidiary or affiliate and Participant.

6

Exhibit B

5.14 Incentive Stock Options. If this Option is designated as an Incentive Stock Option:

(a) Participant acknowledges that to the extent the aggregate fair market value of shares (determined as of the time the option with respect to the shares is granted) with respect to which stock options intended to qualify as “incentive stock options” under Section 422 of the Code, including this Option, are exercisable for the first time by Participant during any calendar year exceeds $100,000 or if for any other reason such stock options do not qualify or cease to qualify for treatment as “incentive stock options” under Section 422 of the Code, such stock options (including this Option) will be treated as non-qualified stock options. Participant further acknowledges that the rule set forth in the preceding sentence will be applied by taking this Option and other stock options into account in the order in which they were granted, as determined under Section 422(d) of the Code. Participant also acknowledges that if this Option is exercised more than three months after Participant’s Termination of Service, other than by reason of death or disability, this Option will be taxed as a Non-Qualified Stock Option.

(b) Participant will give prompt written notice to the Company of any disposition or other transfer of any Shares acquired under this Agreement if such disposition or other transfer is made (i) within two years from the Grant Date or (ii) within one year after the transfer of such Shares to Participant. Such notice will specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by Participant in such disposition or other transfer.

5.15 Counterparts. The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to Applicable Laws, each of which will be deemed an original and all of which together will constitute one instrument.

5.16 Electronic Delivery and Participation. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the company or a third party designated by the Company.

5.17 Governing Law and Venue. The Grant Notice and this Agreement are governed by and interpreted in accordance with the laws of the State of Delaware, disregarding any state’s choice of law principles requiring the application of a jurisdiction’s laws other than the State of Delaware. For purposes of any action, lawsuit or other proceedings brought to enforce this Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts of the city and county of San Francisco, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this Option is granted and/or to be performed.

5.18 Language. Participant acknowledges that Participant is sufficiently proficient in English, or has consulted with an advisor who is sufficiently proficient in English, so as to allow Participant to understand the terms and conditions of this Agreement and the Plan. If Participant received this Agreement, or any other document related to this Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

5.19 Appendix. Notwithstanding any provisions in this Agreement, this Option shall be subject to any additional terms and conditions set forth in the Appendix to this Agreement for Participant’s country. Moreover, if Participant relocates to one of the countries included in the Appendix, the additional terms and conditions for such country will apply to Participant to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Agreement.

7

Exhibit B

5.20 Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Option and the Shares issuable upon exercise thereof, to the extent the Company determines it is necessary or advisable in order to comply with local laws or facilitate the administration of the Plan, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

5.21 Waiver. Participant acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by Participant.

5.22 Insider Trading/Market Abuse Laws. Participant acknowledges that, depending on Participant’s country or broker’s country, or the country in which the Shares are listed, Participant may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, which may affect Participant’s ability to accept, acquire, sell or attempt to sell, or otherwise dispose of the Shares, rights to Shares (e.g., this Option) or rights linked to the value of Shares, during such times as Participant is considered to have “inside information” regarding the Company (as defined by Applicable Laws). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders Participant placed before possessing inside information. Furthermore, Participant may be prohibited from (i) disclosing insider information to any third party, including fellow employees (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them to otherwise buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Participant acknowledges that it is Participant’s responsibility to comply with any applicable restrictions, and Participant should speak to his or her personal advisor on this matter.

5.23 Foreign Asset/Account Reporting, Exchange Control and Tax Reporting. Participant acknowledges that Participant may be subject to foreign asset/account, exchange control and/or tax reporting requirements as a result of the acquisition, holding and/or transfer of Shares or cash (including dividends and the proceeds arising from the sale of Shares) derived from his or her participation in the Plan in, to and/or from a brokerage/bank account or legal entity located outside Participant’s country. Applicable Laws may require that Participant report such accounts, assets, the balances therein, the value thereof and/or the transactions related thereto to the applicable authorities in such country. Participant also may be required to repatriate sale proceeds or other funds received as a result of Participant’s participation in the Plan to his or her country through a designated bank or broker within a certain time after receipt. Participant acknowledges that he or she is responsible for ensuring compliance with any applicable foreign asset/account, exchange control and tax reporting requirements and should consult his or her personal legal advisor on this matter.

* * * * *

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Exhibit B

APPENDIX TO

GLOBAL STOCK OPTION AGREEMENT

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Grant Notice, the Global Stock Option Agreement (the “Option Agreement”) and the Plan.

Terms and Conditions

This Appendix includes additional terms and conditions that govern the Option if Participant resides and/or works in one of the countries listed below. If Participant is a citizen or resident (or is considered as such for local law purposes) of a country other than the country in which Participant is currently residing and/or working, or if Participant transfers to another country after the Grant Date, the Administrator shall, in its discretion, determine to what extent the terms and conditions contained herein shall be applicable to Participant.

Notifications

This Appendix also includes information regarding securities, exchange controls, tax and certain other issues of which Participant should be aware with respect to his or her participation in the Plan. The information is based on the securities, exchange control, tax and other laws in effect in the respective countries as of November 2021. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information noted herein as the only source of information relating to the consequences of his or her participation in the Plan because the information may be out of date when Participant exercises the Option or sells Shares acquired under the Plan.

In addition, the information contained herein is general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result. Accordingly, Participant should seek appropriate professional advice as to how the Applicable Laws in Participant’s country may apply to Participant’s situation.

Finally, if Participant is a citizen or resident (or is considered as such for local law purposes) of a country other than the one in which he or she is currently residing and/or working, or if Participant transfers to another country after the Grant Date, the information contained herein may not be applicable to Participant in the same manner.

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Exhibit B

DATA PRIVACY

The following provisions shall only apply to Participant if he or she resides outside the European Union (EU) / European Economic Area (EEA) / United Kingdom (UK) (collectively, “EEA+”):

(a) Participant voluntarily consents to the collection, use, disclosure and transfer to the United States and other jurisdictions, in electronic or other form, of his or her Data (defined below) as described in the Agreement and any other Option materials by and among, as applicable, the Company or the Service Recipient for the exclusive purpose of implementing, administering, and managing his or her participation in the Plan.

(b) Participant understands that the Company or the Service Recipient may collect, maintain, process and disclose, certain personal information about him or her, including, but not limited to, his or her name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all equity awards or any other entitlement to stock awarded, canceled, exercised, vested, unvested or outstanding in his or her favor (“Data”), for the exclusive purpose of implementing, administering and, managing the Plan.

(c) Participant understands that Data will be transferred to one or more stock plan service provider(s) selected by the Company, which may assist the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different, including less stringent, data privacy laws and protections than his or her country. Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. Participant authorizes the Company and any other possible recipients that may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing his or her participation in the Plan.

(d) Participant understands that Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan, including to maintain records regarding participation. Participant understands that if he or she resides in certain jurisdictions, to the extent required by applicable laws, he or she may, at any time, request access to Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents given by accepting these Options, in any case without cost, by contacting in writing his or her local human resources representative. Further, Participant understands that he or she is providing these consents on a purely voluntary basis. If Participant does not consent or if he or she later seeks to revoke his or her consent, his or her engagement as a Service Provider with the Company or the Service Recipient will not be adversely affected; the only consequence of refusing or withdrawing his or her consent is that the Company will not be able to grant him or her Options under the Plan or administer or maintain Options. Therefore, Participant understands that refusing or withdrawing his or her consent may affect his or her ability to participate in the Plan (including the right to retain these Options). Participant understands that he or she may contact his or her local human resources representative for more information on the consequences of his or her refusal to consent or withdrawal of consent.

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Exhibit B

The following provisions shall only apply to Participant if he or she resides in the EEA+:

(a) Data Collected and Purposes of Collection. Participant understands that the Company, acting as controller, as well as the Service Recipient, will process, to the extent permissible under applicable law, certain personal information about Participant, including name, home address and telephone number, information necessary to set up a trading account for Participant and process the Options (e.g., mailing address for a check payment or bank account wire transfer information), date of birth, social insurance number or other identification number, salary, nationality, job title, employment location, details of all Options granted, canceled, vested, unvested or outstanding in Participant’s favor, and where applicable service termination date and reason for termination, any capital shares or directorships held in the Company (where needed for legal or tax compliance), and any other information necessary to process mandatory tax withholding and reporting (all such personal information is referred to as “Data”).

(b) Purpose and Legal Basis of Processing. The Data is collected from Participant and the Service Recipient, for the purpose of setting up Participant’s trading account, implementing, administering and managing the Plan pursuant to the terms of this Agreement. The legal bases (that is, the legal justification) for processing the Data is that it is necessary to perform this Agreement (including to administer and manage the Plan) and is in the Company’s legitimate interests to comply with applicable non-EEA+ laws when performing, administering and managing the Plan, which means the Company is using the relevant Data to conduct and develop its business activities, subject to Participant’s interests and fundamental rights and freedoms. The Data must be provided in order for Participant to participate in the Plan and for the parties to the Agreement to perform pre-contractual steps at Participant’s request, as well as their respective obligations thereunder. If Participant does not provide Data, he or she will not be able to participate in the Plan and become a party to the Agreement.

(c) Transfers and Recipients of Data. Participant understands that the Data will be transferred to and among the Company and the Service Recipient, as well as third-party service providers (E*Trade Financial Corporate Services, Inc. (and certain of its affiliated companies) (collectively, “Service Provider”), and other stock administration providers, brokers, transfer agents, accounting firms, payroll processing firms or tax firms) for the purposes explained above, which are necessary to allow the Company to perform its obligations under this Agreement. Participant understands that the recipients of the Data, including recipients who will set up Participant’s trading account, may be located in the United States and in other jurisdictions outside of the EEA+ where the Company, the Service Recipient, or their Service Provider have operations. The United States and some of these other jurisdictions have not been found by the European Commission to have adequate data protection safeguards. If Company or the Service Recipient transfer Data outside of the EEA+, those transfers will be made solely to the extent necessary to perform pre-contractual steps at Participant’s request or the Agreement, and take necessary actions in connection therewith. In addition, the Company and the Service Recipient will take steps as required and recognized by the European Commission to provide adequate safeguards for the transferred Data, and third-party service providers may commit to do so, such as the European Commission-approved standard contractual clauses. Information about those safeguards can be obtained by contacting Dataprotectionofficer@planet.com.

(d) Data Retention. The Company will hold and use the Data only as long as it is necessary to implement, administer and manage Participant’s participation in the Plan or as required to comply with legal or regulatory obligations, including under tax, exchange control, securities and labor law. This means Data may be retained after Participant’s employment or service is terminated.

(e) Participant’s Rights in Respect of Data. Participant has the right to access (and obtain a copy of) Participant’s Data being processed by the Company and understands why the Company is processing such Data. Additionally, subject to applicable law, Participant is entitled to have any inadequate, incomplete or incorrect Data corrected (that is, rectified). Further, subject to applicable law,

2

Exhibit B

and under certain circumstances, Participant may be entitled to the following rights in regard to his or her Data: (i) to object to the processing of Data on grounds relating to Participant’s particular situation; (ii) to have his or her Data erased, under certain circumstances, such as where it is no longer necessary in relation to the purposes for which it was processed; (iii) to restrict the processing of Participant’s Data so that it is stored but not actively processed (e.g., while the Company assesses whether Participant is entitled to have Data erased) under certain circumstances; and (iv) to port a copy of the Data provided pursuant to the Agreement or generated by Participant, in a common machine-readable format. To exercise his or her rights, Participant may submit a request by email to mydata@planet.com. Participant notes that the Company may request proof of identity, and reserves the right to charge a fee where permitted by law, including if the request is manifestly unfounded or excessive. The Company will endeavor to respond to a Participant inquiry with the applicable timeframe. Participant also has the right to lodge a complaint in regard to how the Company is processing Participant’s Data by contacting the relevant data protection supervisory authority.

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Exhibit B

AUSTRALIA

Notifications

Tax Information. The Plan is a plan to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) applies (subject to the conditions in the Act).

Securities Law Information. If Participant acquires Shares covered by this Option and Participant offers his or her Shares for sale to a person or entity resident in Australia, the offer may be subject to disclosure requirements under Australian law. Participant should obtain legal advice on his or her disclosure obligations prior to making any such offer.

Exchange Control Information. Exchange control reporting is required for cash transactions exceeding A$10,000 and international fund transfers. The Australian bank assisting with the transaction may file the report. If there is no Australian bank involved in the transfer, Participant will have to file the report. Participant should consult with his or her personal advisor to ensure that he or she is properly complying with applicable reporting requirements in Australia.

BELGIUM

Terms and Conditions

Tax Considerations. Participant will receive a separate offer letter, acceptance/rejection form and undertaking in addition to the Agreement. Participant should refer to the offer letter for a more detailed description of the tax consequences of choosing to accept this Option.

Notifications

Foreign Asset/Account Reporting Information. Belgian residents are required to report any security or bank account (including brokerage accounts) they maintain outside of Belgium on their annual tax return. In a separate report, they must provide the National Bank of Belgium with certain details regarding such foreign accounts (including the account number, bank name and country in which any such account was opened). The forms to complete this report are available on the website of the National Bank of Belgium.

Stock Exchange Tax Information. A stock exchange tax applies to transactions executed by a Belgian resident through a non-Belgian financial intermediary, such as a U.S. broker. The stock exchange tax likely will apply when the Shares acquired upon exercise of the Option are sold. Participant should consult with a personal tax or financial advisor for additional details on his or her obligations with respect to the stock exchange tax.

Annual Securities Account Tax Information. An “annual securities accounts tax” has been implemented, which imposes a 0.15% annual tax on the value of qualifying securities held in a Belgian or foreign securities account. The tax will not apply unless the total value of securities Participant holds in such an account exceeds an average of €1 million on four reference dates within the relevant reporting period (i.e., December 31, March 31, June 30 and September 30). Different payment obligations may apply, depending on whether the securities account is held with a Belgian or foreign financial institution. Participant should consult his or her personal tax advisor for more information regarding his or her annual securities accounts tax payment obligations.

1

Exhibit B

CANADA

Terms and Conditions

Method of Payment. The following provision supplements Section 5.5 of the Plan:

Notwithstanding any provision of the Grant Notice, the Option Agreement or the Plan to the contrary, under no circumstances will the Company and/or the Service Recipient, or their respective agents, satisfy their withholding obligations with regard to all Tax-Related Items by withholding Shares to be issued upon exercise of the Option and otherwise deliverable to Participant.

Termination Date. This provision replaces Section 2.4 of the Option Agreement:

For purposes of this Option, Participant’s Termination of Service will be considered to occur (regardless of the reason for such termination and whether or not the termination is later found to be invalid, unlawful or in breach of employment or other laws in the jurisdiction where Participant is providing services or the terms of Participant’s employment or service agreement, if any), Participant’s right to vest in this Option (if any) will terminate, and will not be extended by any notice period, as of the date that is the earliest of: (i) the date Participant’s employment or service relationship with the Company and/or Service Recipient terminates, (ii) the date Participant receives written notice of termination of the Participant’s employment or service relationship with the Company and/or Service Recipient, or (iii) the date Participant is no longer actively providing services to the Company and/or Service Recipient. Further, the post-termination exercise period (if any) during which Participant may exercise this Option (to the extent vested) will commence on such date. Such date shall exclude any period during which notice, pay in lieu of notice or related payments or damages are provided or required to be provided under applicable law. For greater certainty, Participant will not earn or be entitled to any pro-rated vesting for that portion of time before the date on which the Participant’s right to vest terminates, nor will Participant be entitled to any compensation for lost vesting.

Notwithstanding the foregoing, if applicable employment standards legislation explicitly requires continued participation in the Plan during a statutory notice period, Participant acknowledges that his or her right to participate in the Plan, if any, will terminate effective as of the last day of Participant’s minimum statutory notice period, but Participant will not earn or be entitled to pro-rata vesting if the vesting date falls after the end of Participant’s statutory notice period, nor will Participant be entitled to any compensation for lost vesting.

The following provisions will apply if Participant is a resident of Quebec:

Data Privacy. This provision supplements the Data Privacy provisions of this Exhibit B of the Option Agreement:

Participant hereby authorizes the Company (including the Service Recipient) and the Company’s representatives, including the broker(s) designated by the Company, to discuss with and obtain all relevant information from all personnel, professional or non-professional, involved with the administration and operation of the Plan. Participant further authorizes the Company and/or Service Recipient and any stock plan service provider, or such other broker(s) as designated by the Company, to disclose and discuss the Plan with their advisors. Participant further authorizes the Company and/or Service Recipient to record such information and to keep such information in Participant’s employee file.

2

Exhibit B

French Language Provision. Participant hereby provides his or her consent to receive Plan information in English. Specifically, Participant acknowledges as follows:

The parties acknowledge that it is their express wish that this Option Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent avoir exigé la redaction en anglais de cette convention (“Agreement”), ainsi que de tous documents exécutés, avis donnés et procedures judiciaries intentées, directement ou indirectement, relativement à la présente convention.

Notifications

Securities Law Information. The sale or other disposal of the Shares acquired at exercise of the Option may not take place within Canada. Participant will be permitted to sell or dispose of any Shares under the Plan only if such sale or disposal takes place outside Canada on the facilities on which such Shares are traded.

Foreign Asset/Account Reporting Information. Specified foreign property, including shares and rights to receive shares (e.g., Options) of a non-Canadian company held by a Canadian resident must generally be reported annually on a Form T1135 (Foreign Income Verification Statement) if the total cost of the specified foreign property exceeds C$100,000 at any time during the year. Thus, the Option must be reported (generally at a nil cost) if the C$100,000 cost threshold is exceeded because Participant holds other specified foreign property. When Shares are acquired upon exercise of the Option, their cost generally is the adjusted cost base (“ACB”) of the Shares. The ACB ordinarily is equal to the fair market value of the Shares at the time of acquisition, but if Participant owns other Shares, this ACB may have to be averaged with the ACB of the other Shares. Participant should consult with his or her personal tax advisor to ensure compliance with the applicable reporting obligations.

CZECH REPUBLIC

Notifications

Exchange Control Information. The Czech National Bank (“CNB”) may require Czech residents to fulfill certain notification duties in relation to the purchase of Shares and the opening and maintenance of a foreign account. In addition, Czech residents may need to report the following even in the absence of a request from the CNB: (a) foreign direct investments with a value of CZK 2,500,000 or more in the aggregate and (b) other foreign financial assets with a value meeting or exceeding a prescribed threshold. Because exchange control regulations change frequently and without notice, Participant should consult his or her personal legal advisor regarding participation in the Plan to ensure compliance with current regulations. It is Participant’s responsibility to comply with any applicable Czech exchange control laws.

FRANCE

Terms and Conditions

Language Consent. By accepting the Option, Participant confirms having read and understood the Plan and Agreement which were provided in the English language. Participant accepts the terms of those documents accordingly.

Consentement Relatif à la Langue Utilisée. En acceptant l’attribution, Participant confirme avoir lu et compris le Plan et le Contrat, qui ont été communiqués en langue anglaise. Participant accepte les termes de ces documents en connaissance de cause.

3

Exhibit B

Notifications

Tax Information. The Option is not intended to qualify for special tax or social security treatment in France.

GERMANY

Notifications

Exchange Control Information. Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank. In case of payments in connection with securities (including proceeds realized upon the sale of Shares or the receipt of dividends), the report must be made electronically by the 5th day of the month following the month in which the payment was received. The form of report (“Allgemeine Meldeportal Statistik”) can be accessed via the Bundesbank’s website (www.bundesbank.de) and is available in both German and English.

Foreign Asset/Account Reporting Information. If Participant’s acquisition of Shares under the Plan leads to a “qualified participation” at any point during the calendar year, Participant will need to report the acquisition of such Shares when Participant files his or her tax return for the relevant year. A qualified participation occurs if (i) the value of the Shares acquired exceeds EUR 150,000 or (ii) Participant holds Shares exceeding 10% of the total Common Stock.

NETHERLANDS

There are no country-specific provisions.

SINGAPORE

Terms and Conditions

Sale of Shares. Participant hereby agrees that the Shares acquired under the Plan may not be sold or otherwise offered for sale in Singapore prior to the six-month anniversary of the Grant Date, unless such sale or offer is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the Securities and Futures Act (Chap. 289, 2006 Ed.) (“SFA”) or pursuant to, and in accordance with the conditions of any other applicable provision of the SFA.

Notifications

Securities Law Information. The Option is being offered to Participant in reliance on the “Qualifying Person” exemption under section 273(1)(f) of the SFA, are exempt from the prospectus and registration requirements under the SFA and are not made to Participant with a view to the underlying Shares being subsequently offered for sale to any other party. The Plan has not been and will not be lodged or registered as a prospectus with the Monetary Authority of Singapore.

Director Notification Obligation. Directors (including alternate, substitute, associate and shadow directors) of a Singapore Affiliate are subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify such entity in writing within two business days of any of the following events: (i) the acquisition or disposal of an interest (e.g., Options granted under the Plan) in the Company or any Subsidiary or affiliate, (ii) any change in previously-disclosed interests (e.g., sale of Options), or (iii) becoming a director, associate director or shadow director of a Subsidiary or affiliate in Singapore, if the individual holds such an interest at that time. These notification requirements apply regardless of whether the directors are residents of or employed in Singapore.

4

Exhibit B

UNITED KINGDOM

Terms and Conditions

Responsibility for Taxes. The following provisions supplement Section 4.2 of the Option Agreement:

Without limitation to Section 4.2 of the Option Agreement, Participant agrees that Participant is liable for all Tax-Related Items and hereby covenants to pay all such Tax-Related Items as and when requested by the Company or the Service Recipient or by Her Majesty’s Revenue and Customs (“HMRC”) (or any other tax authority or any other relevant authority). Participant also agrees to indemnify and keep indemnified the Company and the Service Recipient against any Tax-Related Items that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on Participant’s behalf.

Notwithstanding the foregoing, if Participant is a director or executive officer (within the meaning of Section 13(k) of the Exchange Act), Participant understands that he or she may not be able to indemnify the Company or the Service Recipient for the amount of Tax-Related Items not collected from or paid by Participant because the indemnification could be considered to be a loan. In this case, any income tax not collected within ninety (90) days of the end of the U.K. tax year in which an event giving rise to the Tax-Related Items occurs may constitute a benefit to Participant on which additional income tax and employee National Insurance contributions (“NICs”) may be payable. Participant understands that he or she will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying the Company and/or the Service Recipient (as appropriate) for the value of employee NICs due on this additional benefit which the Company and/or the Service Recipient may recover from Participant by any of the means referred to in Section 4.2 of the Option Agreement or otherwise permitted under the Plan.

Joint Election. As a condition of participation in the Plan and the exercise of any Options, Participant agrees to accept any liability for secondary Class 1 National Insurance contributions (“Employer NICs”) which may be payable by the Company or the Service Recipient (or any successor to the Company or the Service Recipient) with respect to the purchase of Shares pursuant to the exercise of the Option or any other event giving rise to any Tax-Related Items in connection with the Option.

Without limitation to the above, Participant agrees to execute a joint election with the Company and/or the Service Recipient (the “Election”), the form of such Election being formally approved by HMRC, and any other consent or elections required to accomplish the transfer of the Employer NICs to Participant. Participant further agrees to execute such other joint elections as may be required between Participant and any successor to the Company and/or the Service Recipient. Participant agrees to enter into an Election prior to the exercise of any Options. Participant further agrees that the Company or the Service Recipient may collect the Employer NICs from Participant at any time after they arise by any of the means set forth in Section 4.2 of the Option Agreement.

If Participant does not enter into the Joint Election prior to exercise of the Option or any other event giving rise to Tax-Related Items, Participant will not be entitled to exercise the Option or receive any benefit in connection with the Option unless and until Participant enters into the Joint Election and no Shares or other benefit pursuant to the Option will be issued or delivered to Participant under the Plan, without any liability to the Company or the Service Recipient.

5

Exhibit B

Attachment to Appendix for the United Kingdom

PLANET LABS PBC

2021 INCENTIVE AWARD PLAN

Important Note on the Joint Election to Transfer

Employer National Insurance Contributions

As a condition of participation in the Planet Labs PBC 2021 Incentive Award Plan (the “Plan”) and either the stock options and/or restricted stock unit awards (the “Awards”) provided for under the Plan that have been granted to you (the “Participant”) by Planet Labs PBC, a Delaware corporation (the “Company”), the Participant is required to enter into a joint election to transfer to the Participant any liability for employer National Insurance contributions (the “Employer’s Liability”) that may arise in connection with the grant of the Awards or in connection with any Awards that may be granted by the Company to the Participant under the Plan (the “Joint Election”).

If the Participant does not agree to enter into the Joint Election, the grant of the Awards will be worthless and the Participant will not be able to exercise and/or vest in the Awards or receive any benefit in connection with the Awards.

By entering into the Joint Election (whether by signing the related Award Agreement and/or Grant Notice in hard copy, or by signing or electronically accepting such Award Agreement and/or Grant Notice, or by signing or electronically accepting this NICs Joint Election):

•

the Participant agrees that any Employer’s Liability that may arise in connection with or pursuant to the exercise and/or vesting of the Awards (or any Awards granted to the Participant under the Plan) or the acquisition of Shares or other taxable events in connection with the Awards will be transferred to the Participant;

•

the Participant authorises the Company and/or the Participant’s employer to recover an amount sufficient to cover this liability by any method set forth in the Award Agreement and/or the Joint Election, including but not limited to deductions from Participant’s salary or other payments due or the sale of sufficient shares acquired pursuant to the Awards; and

•

the Participant acknowledges that even if he or she has accepted the Joint Election via the Company’s online procedure, the Company or the Participant’s employer may still require the Participant to sign a paper copy of the Joint Election (or a substantially similar form) if the Company determines such is necessary to give effect to the Joint Election.

By accepting the Awards through the Company’s online acceptance procedure (or by signing or electronically accepting the Award Agreement and/or Grant Notice), the Participant is agreeing to be bound by the terms of the Joint Election.

Please read the terms of the Joint Election carefully before accepting the Award Agreement and the Joint Election.

Please print and keep a copy of the Joint Election for your records.

6

Exhibit B

PLANET LABS PBC

2021 INCENTIVE AWARD PLAN

ELECTION

Election To Transfer the Employer’s National Insurance Liability to the Employee

This Election is between:

A.

The individual who has obtained authorized access to this Election (the “Employee”), who is employed by a company listed in the attached Schedule (the “Employer”) and who is eligible to receive Restricted Stock Units and / or Stock Options (“Awards”) pursuant to the Planet Labs PBC 2021 Incentive Award Plan (together, the “Plan”), and

B.

Planet Labs PBC, with its registered office at 645 Harrison Street, Floor 4, San Francisco, CA USA (the “Company”), which may grant Awards under the Plan and is entering into this Election on behalf of the Employer.

1.	Introduction

1.1	This Election relates to all Awards granted to the Employee under the Plan up to the termination date of the Plan.

1.2	In this Election the following words and phrases have the following meanings:

“ITEPA” means the Income Tax (Earnings and Pensions) Act 2003.

“Relevant Employment Income” from Awards on which employer’s National Insurance Contributions become due means:

(i)	an amount that counts as employment income of the earner under section 426 ITEPA (restricted securities: charge on certain post-acquisition events);

(ii)	an amount that counts as employment income of the earner under section 438 of ITEPA (convertible securities: charge on certain post-acquisition events); or

(iii)	any gain that is treated as remuneration derived from the earner’s employment by virtue of section 4(4)(a) SSCBA, including without limitation:

(A)	the acquisition of securities pursuant to the Awards (within section 477(3)(a) of ITEPA);

(B)	the assignment (if applicable) or release of the Awards in return for consideration (within section 477(3)(b) of ITEPA);

(C)	the receipt of a benefit in connection with the Awards, other than a benefit within (i) or (ii) above (within section 477(3)(c) of ITEPA).

“SSCBA” means the Social Security Contributions and Benefits Act 1992.

“Taxable Event” means any event giving rise to Relevant Employment Income.

7

Exhibit B

1.3

This Election relates to the employer’s secondary Class 1 National Insurance Contributions which may arise in respect of Relevant Employment Income (the “Employer’s Liability”) pursuant to section 4(4)(a) and/or paragraph 3B(1A) of Schedule 1 of the SSCBA.

1.4

This Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the SSCBA, or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.

1.5

This Election does not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part VII of ITEPA (employment income: securities with artificially depressed market value).

2.	The Election

The Employee and the Company jointly elect that the entire liability of the Employer to pay the Employer’s Liability that arises on any Relevant Employment Income is hereby transferred to the Employee. The Employee understands that, by accepting the Awards (whether by signing the Grant Notice and/or Award Agreement or via the Company’s designated electronic acceptance procedures) or by separately signing or electronically accepting this Election, he or she will become personally liable for the Employer’s Liability covered by this Election. This Election is made in accordance with paragraph 3B(1) of Schedule 1 to SSCBA.

3.	Payment of the Employer’s Liability

3.1	The Employee hereby authorises the Company and/or the Employer to collect the Employer’s Liability from the Employee at any time after the Taxable Event:

(i)	by deduction from salary or any other payment payable to the Employee at any time on or after the date of the Taxable Event; and/or

(ii)	directly from the Employee by payment in cash or cleared funds; and/or

(iii)	by arranging, on behalf of the Employee, for the sale of some of the securities which the Employee is entitled to receive in respect of the Awards; and/or

(iv)	by any other means specified in the applicable award agreement.

3.2

The Company hereby reserves for itself and the Employer the right to withhold the transfer of any securities in respect of the Awards to the Employee until full payment of the Employer’s Liability is received.

3.3

The Company agrees to procure the remittance by the Employer of the Employer’s Liability to HM Revenue & Customs on behalf of the Employee within 14 days after the end of the UK tax month during which the Taxable Event occurs (or within 17 days after the end of the UK tax month during which the Taxable Event occurs if payments are made electronically).

4.	Duration of Election

4.1

The Employee and the Company agree to be bound by the terms of this Election regardless of whether the Employee is transferred abroad or is not employed by the Employer on the date on which the Employer’s Liability becomes due.

8

Exhibit B

4.2

Any reference to the Company and/or the Employer shall include that entity’s successors in title and assigns as permitted in accordance with the terms of the Plan and relevant award agreement. This Election will continue in effect in respect of any awards which replace the Awards in circumstances where section 483 of ITEPA applies.

4.3	This Election will continue in effect until the earliest of the following:

(i)	the Employee and the Company agree in writing that it should cease to have effect;

(ii)	on the date the Company serves written notice on the Employee terminating its effect;

(iii)	on the date HM Revenue & Customs withdraws approval of this Election; or

(iv)

after due payment of the Employer’s Liability in respect of the entirety of the Awards to which this Election relates or could relate, such that the Election ceases to have effect in accordance with its terms.

4.4	This Election will continue in force regardless of whether the Employee ceases to be an employee of the Employer.

Acceptance by the Employee

The Employee acknowledges that, by accepting the Awards (whether by signing the Grant Notice and/or Award Agreement or via the Company’s designated electronic acceptance procedures) or by separately signing or electronically accepting this Election, the Employee agrees to be bound by the terms of this Election.

Signed

The Employee

Acceptance by the Company

The Company acknowledges that, by arranging for the scanned signature of an authorised representative to appear on this Election, the Company agrees to be bound by the terms of this Election.

Signed for and on behalf of the Company

Name:
Title:

9

Exhibit B

SCHEDULE OF EMPLOYER COMPANIES

The employer companies to which this Election relates are:

Name
Registered Office:
Company Registration Number:
Corporation Tax Reference:
PAYE Reference:

10

PLANET LABS PBC

2021 INCENTIVE AWARD PLAN

GLOBAL RESTRICTED STOCK UNIT GRANT NOTICE

Planet Labs PBC, a Delaware public benefit corporation (the “Company”), has granted to the participant listed below (“Participant”) the Restricted Stock Units (the “RSUs”) described in this Global Restricted Stock Unit Grant Notice (this “Grant Notice”), subject to the terms and conditions of the Planet Labs PBC 2021 Incentive Award Plan (as amended from time to time, the “Plan”) and the Global Restricted Stock Unit Agreement attached hereto as Exhibit A, including any additional terms and conditions for Participant’s country set forth in the appendix thereto as Exhibit B (the “Appendix” and together with the Global Restricted Stock Unit Agreement, the “Agreement”), both of which are incorporated into this Grant Notice by reference. Capitalized terms not specifically defined in this Grant Notice or the Agreement have the meanings set forth in the Plan.

Participant:

Grant Date:

Number of RSUs:

Vesting Commencement Date:

Vesting Schedule:

By accepting (whether in writing, electronically or otherwise) the RSUs, Participant agrees to be bound by the terms of this Grant Notice, the Plan and the Agreement. Participant has reviewed the Plan, this Grant Notice and the Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of the Plan, this Grant Notice and the Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, this Grant Notice or the Agreement.

PLANET LABS PBC	PARTICIPANT

By:
Name:	[Participant Name]
Title:

Exhibit A

GLOBAL RESTRICTED STOCK UNIT AGREEMENT

Capitalized terms not specifically defined in this Global Restricted Stock Unit Agreement, including any additional terms and conditions for Participant’s country set forth in the Appendix hereto (together, this “Agreement”) shall have the meanings specified in the Grant Notice or, if not defined in the Grant Notice, in the Plan.

ARTICLE I.

GENERAL

1.1 Grant of RSUs. The Company has granted the RSUs to Participant effective as of the grant date set forth in the Grant Notice (the “Grant Date”). Each RSU represents the right to receive one Share, as set forth in this Agreement. Participant will have no right to the distribution of any Shares until the time (if ever) the RSUs have vested.

1.2 Incorporation of Terms of Plan. The RSUs are subject to the terms and conditions set forth in this Agreement and the Plan, which is incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan will control, unless it is expressly specified in this Agreement or the Grant Notice that the specific provision of the Plan will not apply. For clarity, the foregoing sentence shall not limit the applicability of any additive language contained in this Agreement which provides supplemental or additional terms not inconsistent with the Plan. If the Appendix described in Section 4.18 below applies to Participant, in the event of a conflict between the terms of this Agreement or the Plan and the provisions in the Appendix, the terms and conditions in the Appendix shall control.

1.3 Unsecured Promise. The RSUs will at all times prior to settlement represent an unsecured Company obligation payable only from the Company’s general assets.

ARTICLE II.

VESTING; FORFEITURE AND SETTLEMENT

2.1 Vesting; Forfeiture. The RSUs will vest according to the vesting schedule in the Grant Notice except that any fraction of an RSU that would otherwise be vested will be accumulated and will vest only when a whole RSU has accumulated. In the event of Participant’s Termination of Service for any reason, all unvested RSUs will immediately and automatically be cancelled and forfeited (after taking into consideration any accelerated vesting which may occur in connection with such Termination of Service). For the avoidance of doubt, Participant’s employment or other service during only a portion of a vesting period where a Termination of Service occurs prior to a vesting date shall not entitle Participant to vest in a pro-rata portion of the RSUs with respect to such portion of the vesting period.

2.2 Termination Date. For purposes of the RSUs, Participant’s Termination of Service will be considered to occur as of the date Participant is no longer actively providing services to the Company or any Subsidiary or affiliate (regardless of the reason for such termination and whether or not later found to be invalid or in breach of Applicable Laws in the jurisdiction where Participant provides services or the terms of Participant’s employment or service agreement, if any) and, unless otherwise expressly provided in this Agreement or determined by the Company, Participant’s right to vest in the RSUs, if any, will terminate effective as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under the Applicable Laws of the jurisdiction where Participant is rendering services or the terms of Participant’s employment or other service agreement, if any). The Administrator shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of the RSUs (including whether Participant may still be considered to be providing services while on a leave of absence).

Exhibit B

2.3 Settlement.

(a) RSUs that vest will be paid in Shares as soon as administratively practicable after the vesting of the applicable RSU, but in no event later than sixty (60) days following the date on which the applicable RSU vests.

(b) Notwithstanding the foregoing, the Company may delay any payment under this Agreement that the Company reasonably determines would violate Applicable Laws or an applicable provision of the Plan until the earliest date the Company reasonably determines the making of the payment will not cause such a violation (in accordance with U.S. Treasury Regulation Section 1.409A-2(b)(7)(ii)); provided the Company reasonably believes the delay will not result in the imposition of excise taxes under Section 409A.

ARTICLE III.

TAXATION AND TAX WITHHOLDING

3.1 Representation. The Company is not providing any tax, legal or financial advice, nor is the Company making recommendations regarding participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant represents to the Company that Participant has reviewed with Participant’s own tax advisors the tax consequences of the RSUs and the transactions contemplated by the Grant Notice and this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.

3.2 Responsibility for Taxes.

(a) Participant acknowledges that, regardless of any action taken by the Company or, if different, the Subsidiary or affiliate which employs Participant or to which Participant otherwise renders services (the “Service Recipient”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to Participant’s participation in the Plan and legally applicable or deemed applicable to Participant (“Tax-Related Items”) is and remains Participant’s responsibility and may exceed the amount (if any) actually withheld by the Company or the Service Recipient. Participant further acknowledges that the Company and/or the Service Recipient (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSUs, including, but not limited to, the grant, vesting or settlement of the RSUs, or the subsequent sale of Shares acquired pursuant to the settlement of any RSUs; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the RSUs to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if Participant is subject to Tax-Related Items in more than one jurisdiction, Participant acknowledges that the Company and/or the Service Recipient (or former Service Recipient, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

(b) In this regard and unless the Administrator determines otherwise, Participant authorizes and agrees that the Company or its agent shall satisfy any applicable withholding obligations or rights with regard to all Tax-Related Items by withholding in Shares to be issued upon settlement of the RSUs. The number of Shares which may be so withheld or surrendered shall be limited to the number of Shares which have a fair market value on the date of withholding no greater than the aggregate amount of such liabilities based on the maximum individual statutory withholding rates in Participant’s applicable jurisdictions for federal, state, local and foreign income tax and payroll tax purposes that are applicable to

2

Exhibit B

such taxable income, in accordance with Section 9.5 of the Plan. In the event that such withholding in Shares is problematic under applicable tax or securities law or has materially adverse accounting consequences or if the Administrator determines otherwise, by Participant’s acceptance of this Agreement, (1) Participant authorizes and directs the Company and any brokerage firm determined acceptable to the Company to sell on Participant’s behalf a whole number of Shares from those Shares issued to Participant as the Company determines to be appropriate to generate cash proceeds sufficient to satisfy any applicable withholding obligations or rights for Tax-Related Items, (2) withholding from Participant’s wages or other cash compensation payable to Participant or (3) requiring Participant to make cash payment in an amount equal to the withholding obligations for Tax-Related Items.

(c) In the event of over-withholding, Participant may receive a refund of any over-withheld amount in cash (with no entitlement to the equivalent in Shares) or, if not refunded, Participant may seek a refund from the local tax authorities. In the event of under-withholding, Participant may be required to pay any additional Tax-Related Items directly to the applicable tax authority or to the Company and/or the Service Recipient. If the obligations for Tax-Related Items are satisfied by withholding Shares, for tax purposes, Participant will be deemed to have been issued the full number of Shares subject to the vested RSUs, notwithstanding that a number of the Shares is held back solely for the purpose of satisfying the withholding obligations for the Tax-Related Items.

(d) Participant agrees to pay the Company or the Service Recipient any amount of Tax-Related Items that cannot be satisfied by the means described above in Section 3.2(b). The Company shall not be obligated to deliver any Shares to Participant or Participant’s legal representative unless and until Participant or Participant’s legal representative shall have paid or otherwise satisfied in full the amount of any withholding obligation for Tax-Related Items resulting from the RSUs or the Shares subject to the RSUs.

ARTICLE IV.

OTHER PROVISIONS

4.1 Nature of Grant. By accepting the RSUs, Participant acknowledges, understands and agrees that:

(a) the Plan is established voluntarily by the Company, is wholly discretionary in nature and may be modified, amended, suspended, or terminated by the Company at any time, to the extent permitted by the Plan;

(b) the grant of the RSUs is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of restricted stock units, or benefits in lieu of restricted stock units, even if restricted stock units have been granted in the past;

(c) all decisions with respect to future grants of restricted stock units or other grants, if any, will be at the sole discretion of the Company;

(d) the RSUs and Participant’s participation in the Plan shall not create a right of employment or other service relationship with the Company;

(e) the RSUs and Participant’s participation in the Plan shall not be interpreted as forming or amending an employment or service contract with the Company or the Service Recipient, and shall not interfere with the ability of the Company, the Service Recipient or any Subsidiary or affiliate, as applicable, to terminate Participant’s employment or service relationship (if any);

3

Exhibit B

(f) Participant is voluntarily participating in the Plan;

(g) the RSUs and any Shares acquired under the Plan, and the income from and value of the same, are not intended to replace any pension rights or compensation;

(h) the RSUs and any Shares acquired under the Plan, and the income from and value of the same, are not part of normal or expected compensation for any purposes, including but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, holiday pay, pension or retirement or welfare benefits or similar payments;

(i) the future value of the Shares underlying the RSUs is unknown, indeterminable, and cannot be predicted with certainty;

(j) no claim or entitlement to compensation or damages shall arise from forfeiture of any portion of the RSUs resulting from Participant’s Termination of Service (for any reason whatsoever and regardless of whether or not later found to be invalid or in breach of Applicable Laws in the jurisdiction where Participant is providing service or the terms of Participant’s employment or other service agreement, if any);

(k) unless otherwise agreed with the Company in writing, the RSUs and the Shares subject to the RSUs, and the income from and value of the same, are not granted as consideration for, or in connection with, the service Participant may provide as a director of a Subsidiary or other affiliate;

(l) unless otherwise provided in the Plan or by the Company in its discretion, the RSUs and the benefits evidenced by this Agreement do not create any entitlement to have the RSUs or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and

(m) neither the Company, the Service Recipient nor any other Subsidiary or affiliate shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the U.S. dollar that may affect the value of the RSUs or of any amounts due to Participant pursuant to the vesting of the RSUs or the subsequent sale of any Shares acquired upon settlement of the RSUs.

4.2 No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan or Participant’s receipt, vesting or settlement of the RSUs or the Shares allocated thereto or the sale of such Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan and the RSUs before accepting the RSUs or otherwise taking any action related to the RSUs or the Plan.

4.3 Adjustments. Participant acknowledges that the RSUs and the Shares subject to the RSUs are subject to adjustment, modification and termination in certain events as provided in this Agreement and the Plan.

4.4 Clawback. The RSUs and the Shares issuable hereunder shall be subject to any clawback or recoupment policy in effect on the Grant Date or as may be adopted or maintained by the Company following the Grant Date, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder.

4

Exhibit B

4.5 Notices. Any notice to be given under the terms of this Agreement to the Company must be in writing and addressed to the Company in care of the Company’s Secretary at the Company’s principal office or the Secretary’s then-current email address or facsimile number. Any notice to be given under the terms of this Agreement to Participant must be in writing and addressed to Participant (or, if Participant is then deceased, to the Designated Beneficiary) at Participant’s last known mailing address, email address or facsimile number in the Company’s personnel files. By a notice given pursuant to this Section, either party may designate a different address for notices to be given to that party. Any notice will be deemed duly given when actually received, when sent by email, when sent by certified mail (return receipt requested) and deposited with postage prepaid in a post office or branch post office regularly maintained by the United States Postal Service, or comparable non-U.S. postal service, when delivered by a nationally recognized express shipping company or upon receipt of a facsimile transmission confirmation.

4.6 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

4.7 Compliance with Law. Notwithstanding any other provision of the Plan or this Agreement, unless there is an exemption from any registration, qualification or other legal requirement applicable to the Shares, the Company shall not be required to deliver any Shares issuable upon settlement of the RSUs prior to the completion of any registration or qualification of the Shares under any U.S. or non-U.S. federal, state or local securities or exchange control law or under rulings or regulations of the U.S. Securities and Exchange Commission (“SEC”) or of any other governmental regulatory body, or prior to obtaining any approval or other clearance from any U.S. or non-U.S. federal, state or local governmental agency, which registration, qualification or approval the Company shall, in its absolute discretion, deem necessary or advisable. Participant understands that the Company is under no obligation to register or qualify the Shares with the SEC or any other state or non-U.S. securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the Shares. Further, Participant agrees that the Company shall have unilateral authority to amend this Agreement without Participant’s consent to the extent necessary to comply with Applicable Laws in connection with the issuance of Shares.

4.8 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement will inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in this Agreement or the Plan, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

4.9 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Grant Notice, this Agreement and the RSUs will be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent Applicable Laws permit, this Agreement will be deemed amended as necessary to conform to such applicable exemptive rule.

4.10 Entire Agreement. The Plan, the Grant Notice and this Agreement (including the Appendix and any other exhibit hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof; provided, however, that the terms of this Agreement shall not modify and shall be subject to the terms and conditions of any employment, consulting and/or severance agreement between the Company or a Subsidiary or affiliate and Participant in effect as of the date a determination is to be made under this Agreement.

5

Exhibit B

4.11 Severability. If any portion of the Grant Notice or this Agreement or any action taken under the Grant Notice or this Agreement, in any case is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Grant Notice and/or this Agreement (as applicable), and the Grant Notice and/or this Agreement (as applicable) will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.

4.12 Limitation on Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and may not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. Participant will have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the RSUs, and rights no greater than the right to receive cash or the Shares as a general unsecured creditor with respect to the RSUs, as and when settled pursuant to the terms of this Agreement.

4.13 Not a Contract of Employment or Service. Nothing in the Plan, the Grant Notice or this Agreement confers upon Participant any right to continue in the employ or other service of the Company, the Service Recipient or any other Subsidiary or affiliate or interferes with or restricts in any way the rights of the Company, the Service Recipient and any other Subsidiary or affiliate, which rights are hereby expressly reserved, to discharge or terminate the services of Participant at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written agreement between the Company, the Service Recipient or any other Subsidiary or affiliate and Participant.

4.14 Counterparts. The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to Applicable Laws, each of which will be deemed an original and all of which together will constitute one instrument.

4.15 Electronic Delivery and Participation. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the company or a third party designated by the Company.

4.16 Governing Law and Venue. The Grant Notice and this Agreement are governed by and interpreted in accordance with the laws of the State of Delaware, disregarding any state’s choice of law principles requiring the application of a jurisdiction’s laws other than the State of Delaware. For purposes of any action, lawsuit or other proceedings brought to enforce this Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts of the city and county of San Francisco, California, or the federal courts for the United States for the Northern District of California, and no other courts, where the RSUs are granted and/or to be performed.

4.17 Language. Participant acknowledges that Participant is sufficiently proficient in English, or has consulted with an advisor who is sufficiently proficient in English, so as to allow Participant to understand the terms and conditions of this Agreement and the Plan. If Participant received this Agreement, or any other document related to the RSUs and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

6

Exhibit B

4.18 Appendix. Notwithstanding any provisions in this Agreement, the RSUs shall be subject to any additional terms and conditions set forth in the Appendix to this Agreement for Participant’s country. Moreover, if Participant relocates to one of the countries included in the Appendix, the additional terms and conditions for such country will apply to Participant to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Agreement.

4.19 Imposition of Other Requirements. The Company reserves the right to impose other requirements on the RSUs and the Shares issuable thereunder, to the extent the Company determines it is necessary or advisable in order to comply with local laws or facilitate the administration of the Plan, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

4.20 Waiver. Participant acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by Participant.

4.21 Insider Trading/Market Abuse Laws. Participant acknowledges that, depending on Participant’s country or broker’s country, or the country in which the Shares are listed, Participant may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, which may affect Participant’s ability to accept, acquire, sell or attempt to sell, or otherwise dispose of the Shares, rights to Shares (e.g., the RSUs) or rights linked to the value of Shares, during such times as Participant is considered to have “inside information” regarding the Company (as defined by Applicable Laws). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders Participant placed before possessing inside information. Furthermore, Participant may be prohibited from (i) disclosing insider information to any third party, including fellow employees (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them to otherwise buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Participant acknowledges that it is Participant’s responsibility to comply with any applicable restrictions, and Participant should speak to his or her personal advisor on this matter.

4.22 Foreign Asset/Account Reporting, Exchange Control and Tax Reporting. Participant acknowledges that Participant may be subject to foreign asset/account, exchange control and/or tax reporting requirements as a result of the acquisition, holding and/or transfer of Shares or cash (including dividends and the proceeds arising from the sale of Shares) derived from his or her participation in the Plan in, to and/or from a brokerage/bank account or legal entity located outside Participant’s country. Applicable Laws may require that Participant report such accounts, assets, the balances therein, the value thereof and/or the transactions related thereto to the applicable authorities in such country. Participant also may be required to repatriate sale proceeds or other funds received as a result of Participant’s participation in the Plan to his or her country through a designated bank or broker within a certain time after receipt. Participant acknowledges that he or she is responsible for ensuring compliance with any applicable foreign asset/account, exchange control and tax reporting requirements and should consult his or her personal legal advisor on this matter.

* * * * *

7

Exhibit B

APPENDIX TO

GLOBAL RESTRICTED STOCK UNIT AGREEMENT

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Grant Notice, the Global Restricted Stock Unit Agreement (the “RSU Agreement”) and the Plan.

Terms and Conditions

This Appendix includes additional terms and conditions that govern the RSUs if Participant resides and/or works in one of the countries listed below. If Participant is a citizen or resident (or is considered as such for local law purposes) of a country other than the country in which Participant is currently residing and/or working, or if Participant transfers to another country after the Grant Date, the Administrator shall, in its discretion, determine to what extent the terms and conditions contained herein shall be applicable to Participant.

Notifications

This Appendix also includes information regarding securities, exchange controls, tax and certain other issues of which Participant should be aware with respect to his or her participation in the Plan. The information is based on the securities, exchange control, tax and other laws in effect in the respective countries as of November 2021. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information noted herein as the only source of information relating to the consequences of his or her participation in the Plan because the information may be out of date when Participant vests in the RSUs, the RSUs are settled or Participant sells Shares acquired under the Plan.

In addition, the information contained herein is general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result. Accordingly, Participant should seek appropriate professional advice as to how the Applicable Laws in Participant’s country may apply to Participant’s situation.

Finally, if Participant is a citizen or resident (or is considered as such for local law purposes) of a country other than the one in which he or she is currently residing and/or working, or if Participant transfers to another country after the Grant Date, the information contained herein may not be applicable to Participant in the same manner.

1

Exhibit B

DATA PRIVACY

The following provisions shall only apply to Participant if he or she resides outside the European Union (EU) / European Economic Area (EEA) / United Kingdom (UK) (collectively, “EEA+”):

(a) Participant voluntarily consents to the collection, use, disclosure and transfer to the United States and other jurisdictions, in electronic or other form, of his or her Data (defined below) as described in the Agreement and any other RSU materials by and among, as applicable, the Company or the Service Recipient for the exclusive purpose of implementing, administering, and managing his or her participation in the Plan.

(b) Participant understands that the Company or the Service Recipient may collect, maintain, process and disclose, certain personal information about him or her, including, but not limited to, his or her name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all equity awards or any other entitlement to stock awarded, canceled, exercised, vested, unvested or outstanding in his or her favor (“Data”), for the exclusive purpose of implementing, administering and, managing the Plan.

(c) Participant understands that Data will be transferred to one or more stock plan service provider(s) selected by the Company, which may assist the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different, including less stringent, data privacy laws and protections than his or her country. Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. Participant authorizes the Company and any other possible recipients that may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing his or her participation in the Plan.

(d) Participant understands that Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan, including to maintain records regarding participation. Participant understands that if he or she resides in certain jurisdictions, to the extent required by applicable laws, he or she may, at any time, request access to Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents given by accepting these RSUs, in any case without cost, by contacting in writing his or her local human resources representative. Further, Participant understands that he or she is providing these consents on a purely voluntary basis. If Participant does not consent or if he or she later seeks to revoke his or her consent, his or her engagement as a Service Provider with the Company or the Service Recipient will not be adversely affected; the only consequence of refusing or withdrawing his or her consent is that the Company will not be able to grant him or her RSUs under the Plan or administer or maintain RSUs. Therefore, Participant understands that refusing or withdrawing his or her consent may affect his or her ability to participate in the Plan (including the right to retain these RSUs). Participant understands that he or she may contact his or her local human resources representative for more information on the consequences of his or her refusal to consent or withdrawal of consent.

Exhibit B

The following provisions shall only apply to Participant if he or she resides in the EEA+:

(a) Data Collected and Purposes of Collection. Participant understands that the Company, acting as controller, as well as the Service Recipient, will process, to the extent permissible under applicable law, certain personal information about Participant, including name, home address and telephone number, information necessary to set up a trading account for Participant and process the RSUs (e.g., mailing address for a check payment or bank account wire transfer information), date of birth, social insurance number or other identification number, salary, nationality, job title, employment location, details of all RSUs granted, canceled, vested, unvested or outstanding in Participant’s favor, and where applicable service termination date and reason for termination, any capital shares or directorships held in the Company (where needed for legal or tax compliance), and any other information necessary to process mandatory tax withholding and reporting (all such personal information is referred to as “Data”).

(b) Purpose and Legal Basis of Processing. The Data is collected from Participant and the Service Recipient, for the purpose of setting up Participant’s trading account, implementing, administering and managing the Plan pursuant to the terms of this Agreement. The legal bases (that is, the legal justification) for processing the Data is that it is necessary to perform this Agreement (including to administer and manage the Plan) and is in the Company’s legitimate interests to comply with applicable non-EEA+ laws when performing, administering and managing the Plan, which means the Company is using the relevant Data to conduct and develop its business activities, subject to Participant’s interests and fundamental rights and freedoms. The Data must be provided in order for Participant to participate in the Plan and for the parties to the Agreement to perform pre-contractual steps at Participant’s request, as well as their respective obligations thereunder. If Participant does not provide Data, he or she will not be able to participate in the Plan and become a party to the Agreement.

(c) Transfers and Recipients of Data. Participant understands that the Data will be transferred to and among the Company and the Service Recipient, as well as third-party service providers (E*Trade Financial Corporate Services, Inc. (and certain of its affiliated companies) (collectively, “Service Provider”), and other stock administration providers, brokers, transfer agents, accounting firms, payroll processing firms or tax firms) for the purposes explained above, which are necessary to allow the Company to perform its obligations under this Agreement. Participant understands that the recipients of the Data, including recipients who will set up Participant’s trading account, may be located in the United States and in other jurisdictions outside of the EEA+ where the Company, the Service Recipient, or their Service Provider have operations. The United States and some of these other jurisdictions have not been found by the European Commission to have adequate data protection safeguards. If Company or the Service Recipient transfer Data outside of the EEA+, those transfers will be made solely to the extent necessary to perform pre-contractual steps at Participant’s request or the Agreement, and take necessary actions in connection therewith. In addition, the Company and the Service Recipient will take steps as required and recognized by the European Commission to provide adequate safeguards for the transferred Data, and third-party service providers may commit to do so, such as the European Commission-approved standard contractual clauses. Information about those safeguards can be obtained by contacting Dataprotectionofficer@planet.com.

(d) Data Retention. The Company will hold and use the Data only as long as it is necessary to implement, administer and manage Participant’s participation in the Plan or as required to comply with legal or regulatory obligations, including under tax, exchange control, securities and labor law. This means Data may be retained after Participant’s employment or service is terminated.

2

Exhibit B

(e) Participant’s Rights in Respect of Data. Participant has the right to access (and obtain a copy of) Participant’s Data being processed by the Company and understands why the Company is processing such Data. Additionally, subject to applicable law, Participant is entitled to have any inadequate, incomplete or incorrect Data corrected (that is, rectified). Further, subject to applicable law, and under certain circumstances, Participant may be entitled to the following rights in regard to his or her Data: (i) to object to the processing of Data on grounds relating to Participant’s particular situation; (ii) to have his or her Data erased, under certain circumstances, such as where it is no longer necessary in relation to the purposes for which it was processed; (iii) to restrict the processing of Participant’s Data so that it is stored but not actively processed (e.g., while the Company assesses whether Participant is entitled to have Data erased) under certain circumstances; and (iv) to port a copy of the Data provided pursuant to the Agreement or generated by Participant, in a common machine-readable format. To exercise his or her rights, Participant may submit a request by email to mydata@planet.com. Participant notes that the Company may request proof of identity, and reserves the right to charge a fee where permitted by law, including if the request is manifestly unfounded or excessive. The Company will endeavor to respond to a Participant inquiry with the applicable timeframe. Participant also has the right to lodge a complaint in regard to how the Company is processing Participant’s Data by contacting the relevant data protection supervisory authority.

3

Exhibit B

AUSTRALIA

Notifications

Tax Information. The Plan is a plan to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) applies (subject to the conditions in the Act).

Securities Law Information. If Participant acquires Shares covered by the RSUs and Participant offers his or her Shares for sale to a person or entity resident in Australia, the offer may be subject to disclosure requirements under Australian law. Participant should obtain legal advice on his or her disclosure obligations prior to making any such offer.

Exchange Control Information. Exchange control reporting is required for cash transactions exceeding A$10,000 and international fund transfers. The Australian bank assisting with the transaction may file the report. If there is no Australian bank involved in the transfer, Participant will have to file the report. Participant should consult with his or her personal advisor to ensure that he or she is properly complying with applicable reporting requirements in Australia.

BELGIUM

Notifications

Foreign Asset/Account Reporting Information. Belgian residents are required to report any security or bank account (including brokerage accounts) they maintain outside of Belgium on their annual tax return. In a separate report, they must provide the National Bank of Belgium with certain details regarding such foreign accounts (including the account number, bank name and country in which any such account was opened). The forms to complete this report are available on the website of the National Bank of Belgium.

Stock Exchange Tax Information. A stock exchange tax applies to transactions executed by a Belgian resident through a non-Belgian financial intermediary, such as a U.S. broker. The stock exchange tax likely will not apply when the RSUs vest, but likely will apply when the Shares are sold. Participant should consult with a personal tax or financial advisor for additional details on his or her obligations with respect to the stock exchange tax.

Annual Securities Account Tax Information. An “annual securities accounts tax” has been implemented, which imposes a 0.15% annual tax on the value of qualifying securities held in a Belgian or foreign securities account. The tax will not apply unless the total value of securities Participant holds in such an account exceeds an average of €1 million on four reference dates within the relevant reporting period (i.e., December 31, March 31, June 30 and September 30). Different payment obligations may apply, depending on whether the securities account is held with a Belgian or foreign financial institution. Participant should consult his or her personal tax advisor for more information regarding his or her annual securities accounts tax payment obligations.

BRAZIL

Terms and Conditions

Nature of Grant. This provision supplements Section 4.1 of the RSU Agreement:

Participant acknowledges and agrees that (i) Participant is making an investment decision, and (ii) the value of the Shares underlying the RSUs is not fixed and may increase or decrease over the vesting period, without compensation to Participant.

Exhibit B

Further, Participant acknowledges and agrees that, for all legal purposes, (i) any benefits provided to Participant under the Plan are unrelated to his or her employment or service; (ii) the Plan is not a part of the terms and conditions of Participant’s employment or service; and (iii) the income from Participant’s participation in the Plan, if any, is not part of his or her remuneration from employment or service.

Compliance with Law. By accepting the RSUs, Participant agrees to comply with all applicable Brazilian laws and pay any and all applicable Tax-Related Items associated with the vesting or settlement of the RSUs acquired under the Plan, the sale of the Shares acquired under the Plan, or the receipt of any dividends paid on such RSUs.

Notifications

Exchange Control Information. Brazilian residents and persons domiciled in Brazil are required to submit an annual declaration of assets and rights held outside of Brazil to the Central Bank of Brazil if the aggregate value of such assets and rights is equal to or greater than US$1,000,000. Quarterly reporting is required if such value exceeds US$100,000,000. The assets and rights that must be reported include Shares acquired under the Plan and may include the RSUs. The thresholds are subject to change annually.

Tax on Financial Transaction (IOF). Repatriation of funds into Brazil and the conversion between Brazilian Real and United States Dollars associated with such fund transfers may be subject to the Tax on Financial Transactions. It is Participant’s responsibility to comply with any applicable Tax on Financial Transactions arising from his or her participation in the Plan. Participant should consult with his or her personal tax advisor for additional details.

CANADA

Terms and Conditions

Form of Settlement. For the avoidance of doubt, the RSUs shall be settled in Shares only. In no event shall the RSUs be settled in cash, notwithstanding any discretion contained in the Plan to the contrary.

Termination Date. This provision replaces Section 2.2 of the RSU Agreement:

For purposes of the RSUs, Participant’s Termination of Service will be considered to occur (regardless of the reason for such termination and whether or not the termination is later found to be invalid, unlawful or in breach of employment or other laws in the jurisdiction where Participant is providing services or the terms of Participant’s employment or service agreement, if any), Participant’s right to vest in the RSUs (if any) will terminate, and will not be extended by any notice period, as of the date that is the earliest of: (i) the date Participant’s employment or service relationship with the Company and/or Service Recipient terminates, (ii) the date Participant receives written notice of termination of the Participant’s employment or service relationship with the Company and/or Service Recipient, or (iii) the date Participant is no longer actively providing services to the Company and/or Service Recipient. In either case, the date shall exclude any period during which notice, pay in lieu of notice or related payments or damages are provided or required to be provided under applicable law. For greater certainty, Participant will not earn or be entitled to any pro-rated vesting for that portion of time before the date on which the Participant’s right to vest terminates, nor will Participant be entitled to any compensation for lost vesting.

2

Exhibit B

Notwithstanding the foregoing, if applicable employment standards legislation explicitly requires continued participation in the Plan during a statutory notice period, Participant acknowledges that his or her right to participate in the Plan, if any, will terminate effective as of the last day of Participant’s minimum statutory notice period, but Participant will not earn or be entitled to pro-rata vesting if the vesting date falls after the end of Participant’s statutory notice period, nor will Participant be entitled to any compensation for lost vesting.

The following provisions will apply if Participant is a resident of Quebec:

Data Privacy. This provision supplements the Data Privacy provisions of this Exhibit B of the RSU Agreement:

Participant hereby authorizes the Company (including the Service Recipient) and the Company’s representatives, including the broker(s) designated by the Company, to discuss with and obtain all relevant information from all personnel, professional or non-professional, involved with the administration and operation of the Plan. Participant further authorizes the Company and/or Service Recipient and any stock plan service provider, or such other broker(s) as designated by the Company, to disclose and discuss the Plan with their advisors. Participant further authorizes the Company and/or Service Recipient to record such information and to keep such information in Participant’s employee file.

French Language Provision. Participant hereby provides his or her consent to receive Plan information in English. Specifically, Participant acknowledges as follows:

The parties acknowledge that it is their express wish that this RSU Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent avoir exigé la redaction en anglais de cette convention (“Agreement”), ainsi que de tous documents exécutés, avis donnés et procedures judiciaries intentées, directement ou indirectement, relativement à la présente convention.

Notifications

Securities Law Information. There may be securities law implications if Participant sells the Shares acquired under the Plan through a broker other than a broker appointed under the Plan or if the sale does not take place through the facilities of a stock exchange outside of Canada.

Foreign Asset/Account Reporting Information. Specified foreign property, including shares and rights to receive shares (e.g., RSUs) of a non-Canadian company held by a Canadian resident must generally be reported annually on a Form T1135 (Foreign Income Verification Statement) if the total cost of the specified foreign property exceeds C$100,000 at any time during the year. Thus, the RSUs must be reported (generally at a nil cost) if the C$100,000 cost threshold is exceeded because Participant holds other specified foreign property. When Shares are acquired upon settlement of the RSUs, their cost generally is the adjusted cost base (“ACB”) of the Shares. The ACB ordinarily is equal to the fair market value of the Shares at the time of acquisition, but if Participant owns other Shares, this ACB may have to be averaged with the ACB of the other Shares. Participant should consult with his or her personal tax advisor to ensure compliance with the applicable reporting obligations.

3

Exhibit B

CZECH REPUBLIC

Notifications

Exchange Control Information. The Czech National Bank (“CNB”) may require Czech residents to fulfill certain notification duties in relation to the purchase of Shares and the opening and maintenance of a foreign account. In addition, Czech residents may need to report the following even in the absence of a request from the CNB: (a) foreign direct investments with a value of CZK 2,500,000 or more in the aggregate and (b) other foreign financial assets with a value meeting or exceeding a prescribed threshold. Because exchange control regulations change frequently and without notice, Participant should consult his or her personal legal advisor regarding participation in the Plan to ensure compliance with current regulations. It is Participant’s responsibility to comply with any applicable Czech exchange control laws.

FRANCE

Terms and Conditions

Language Consent. By accepting the RSUs, Participant confirms having read and understood the Plan and Agreement which were provided in the English language. Participant accepts the terms of those documents accordingly.

Consentement Relatif à la Langue Utilisée. En acceptant l’attribution, Participant confirme avoir lu et compris le Plan et le Contrat, qui ont été communiqués en langue anglaise. Participant accepte les termes de ces documents en connaissance de cause.

Notifications

Tax Information. The RSUs are not intended to qualify for special tax or social security treatment in France.

GERMANY

Notifications

Exchange Control Information. Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank. In case of payments in connection with securities (including proceeds realized upon the sale of Shares or the receipt of dividends), the report must be made electronically by the 5th day of the month following the month in which the payment was received. The form of report (“Allgemeine Meldeportal Statistik”) can be accessed via the Bundesbank’s website (www.bundesbank.de) and is available in both German and English.

Foreign Asset/Account Reporting Information. If Participant’s acquisition of Shares under the Plan leads to a “qualified participation” at any point during the calendar year, Participant will need to report the acquisition of such Shares when Participant files his or her tax return for the relevant year. A qualified participation occurs if (i) the value of the Shares acquired exceeds EUR 150,000 or (ii) Participant holds Shares exceeding 10% of the total Common Stock.

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Exhibit B

JAPAN

Notifications

Exchange Control Information. If Participant acquires shares valued at more than JPY 100 million in a single transaction, Participant must file a Securities Acquisition Report with the Ministry of Finance through the Bank of Japan within 20 days after the acquisition of the shares. Participant should consult with his or her personal tax advisor to determine Participant’s reporting obligations.

Foreign Asset/Account Reporting Information. Participant is required to report details of any assets (including Shares acquired under the Plan) held outside Japan as of December 31 each year, to the extent such assets have a total net fair market value exceeding ¥50 million. Such report will be due by March 15 each year. Participant should consult with his or her personal tax advisor as to whether the reporting obligation applies and whether Participant will be required to report details of any outstanding RSUs in the report.

NETHERLANDS

There are no country-specific provisions.

SINGAPORE

Terms and Conditions

Sale of Shares. Participant hereby agrees that the Shares acquired under the Plan may not be sold or otherwise offered for sale in Singapore prior to the six-month anniversary of the Grant Date, unless such sale or offer is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the Securities and Futures Act (Chap. 289, 2006 Ed.) (“SFA”) or pursuant to, and in accordance with the conditions of any other applicable provision of the SFA.

Notifications

Securities Law Information. The RSUs are being offered to Participant in reliance on the “Qualifying Person” exemption under section 273(1)(f) of the SFA, are exempt from the prospectus and registration requirements under the SFA and are not made to Participant with a view to the underlying Shares being subsequently offered for sale to any other party. The Plan has not been and will not be lodged or registered as a prospectus with the Monetary Authority of Singapore.

Director Notification Obligation. Directors (including alternate, substitute, associate and shadow directors) of a Singapore Affiliate are subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify such entity in writing within two business days of any of the following events: (i) the acquisition or disposal of an interest (e.g., RSUs granted under the Plan) in the Company or any Subsidiary or affiliate, (ii) any change in previously-disclosed interests (e.g., sale of RSUs), or (iii) becoming a director, associate director or shadow director of a Subsidiary or affiliate in Singapore, if the individual holds such an interest at that time. These notification requirements apply regardless of whether the directors are residents of or employed in Singapore.

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Exhibit B

UNITED KINGDOM

Terms and Conditions

Form of Settlement. RSUs granted to employees resident in the United Kingdom shall be settled in Shares only. In no event shall any of such RSUs be settled in cash.

Responsibility for Taxes. The following provisions supplement Section 3.2 of the RSU Agreement:

Without limitation to Section 3.2 of the RSU Agreement, Participant agrees that Participant is liable for all Tax-Related Items and hereby covenants to pay all such Tax-Related Items as and when requested by the Company or the Service Recipient or by Her Majesty’s Revenue and Customs (“HMRC”) (or any other tax authority or any other relevant authority). Participant also agrees to indemnify and keep indemnified the Company and the Service Recipient against any Tax-Related Items that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on Participant’s behalf.

Notwithstanding the foregoing, if Participant is a director or executive officer (within the meaning of Section 13(k) of the Exchange Act), Participant understands that he or she may not be able to indemnify the Company or the Service Recipient for the amount of Tax-Related Items not collected from or paid by Participant because the indemnification could be considered to be a loan. In this case, any income tax not collected within ninety (90) days of the end of the U.K. tax year in which an event giving rise to the Tax-Related Items occurs may constitute a benefit to Participant on which additional income tax and employee National Insurance contributions (“NICs”) may be payable. Participant understands that he or she will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying the Company and/or the Service Recipient (as appropriate) for the value of employee NICs due on this additional benefit which the Company and/or the Service Recipient may recover from Participant by any of the means referred to in Section 3.2 of the RSU Agreement or otherwise permitted by the Plan.

Joint Election. As a condition of participation in the Plan and the vesting of any RSUs, Participant agrees to accept any liability for secondary Class 1 National Insurance contributions (“Employer NICs”) which may be payable by the Company or the Service Recipient (or any successor to the Company or the Service Recipient) with respect to the acquisition of Shares pursuant to the vesting of the RSUs or other event giving rise to any Tax-Related Items in connection with the RSUs.

Without limitation to the above, Participant agrees to execute a joint election with the Company and/or the Employer (the “Election”), the form of such Election being formally approved by HMRC, and any other consents or elections required to accomplish the transfer of the Employer NICs to Participant. Participant further agrees to execute such other joint elections as may be required between Participant and any successor to the Company and/or the Service Recipient. Participant agrees to enter into an Election prior to the vesting of any RSUs. Participant further agrees that the Company and/or the Service Recipient may collect the Employer NICs from Participant at any time after they arise by any of the means set forth in Section 3.2 of the RSU Agreement.

If Participant does not enter into the Joint Election prior to vesting of the RSUs or any other event giving rise to Tax-Related Items, Participant will not be entitled to vest in the RSUs or receive any benefit in connection with the RSUs unless and until Participant enters into the Joint Election and no Shares or other benefit pursuant to the RSUs will be issued or delivered to Participant under the Plan, without any liability to the Company or the Service Recipient.

6

Exhibit B

Attachment to Appendix for the United Kingdom

PLANET LABS PBC

2021 INCENTIVE AWARD PLAN

Important Note on the Joint Election to Transfer

Employer National Insurance Contributions

As a condition of participation in the Planet Labs PBC 2021 Incentive Award Plan (the “Plan”) and either the stock options and/or restricted stock unit awards (the “Awards”) provided for under the Plan that have been granted to you (the “Participant”) by Planet Labs PBC, a Delaware corporation (the “Company”), the Participant is required to enter into a joint election to transfer to the Participant any liability for employer National Insurance contributions (the “Employer’s Liability”) that may arise in connection with the grant of the Awards or in connection with any Awards that may be granted by the Company to the Participant under the Plan (the “Joint Election”).

If the Participant does not agree to enter into the Joint Election, the grant of the Awards will be worthless and the Participant will not be able to exercise and/or vest in the Awards or receive any benefit in connection with the Awards.

By entering into the Joint Election (whether by signing the related Award Agreement and/or Grant Notice in hard copy, or by signing or electronically accepting such Award Agreement and/or Grant Notice, or by signing or electronically accepting this NICs Joint Election):

•

the Participant agrees that any Employer’s Liability that may arise in connection with or pursuant to the exercise and/or vesting of the Awards (or any Awards granted to the Participant under the Plan) or the acquisition of Shares or other taxable events in connection with the Awards will be transferred to the Participant;

•

the Participant authorises the Company and/or the Participant’s employer to recover an amount sufficient to cover this liability by any method set forth in the Award Agreement and/or the Joint Election, including but not limited to deductions from Participant’s salary or other payments due or the sale of sufficient shares acquired pursuant to the Awards; and

•

the Participant acknowledges that even if he or she has accepted the Joint Election via the Company’s online procedure, the Company or the Participant’s employer may still require the Participant to sign a paper copy of the Joint Election (or a substantially similar form) if the Company determines such is necessary to give effect to the Joint Election.

By accepting the Awards through the Company’s online acceptance procedure (or by signing or electronically accepting the Award Agreement and/or Grant Notice), the Participant is agreeing to be bound by the terms of the Joint Election.

Please read the terms of the Joint Election carefully before accepting the Award Agreement and the Joint Election.

Please print and keep a copy of the Joint Election for your records.

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Exhibit B

PLANET LABS PBC

2021 INCENTIVE AWARD PLAN

ELECTION

Election To Transfer the Employer’s National Insurance Liability to the Employee

This Election is between:

A.

The individual who has obtained authorized access to this Election (the “Employee”), who is employed by a company listed in the attached Schedule (the “Employer”) and who is eligible to receive Restricted Stock Units and / or Stock Options (“Awards”) pursuant to the Planet Labs PBC 2021 Incentive Award Plan (together, the “Plan”), and

B.

Planet Labs PBC, with its registered office at 645 Harrison Street, Floor 4, San Francisco, CA USA (the “Company”), which may grant Awards under the Plan and is entering into this Election on behalf of the Employer.

1.	Introduction

1.1	This Election relates to all Awards granted to the Employee under the Plan up to the termination date of the Plan.

1.2	In this Election the following words and phrases have the following meanings:

“ITEPA” means the Income Tax (Earnings and Pensions) Act 2003.

“Relevant Employment Income” from Awards on which employer’s National Insurance Contributions become due means:

(i)	an amount that counts as employment income of the earner under section 426 ITEPA (restricted securities: charge on certain post-acquisition events);

(ii)	an amount that counts as employment income of the earner under section 438 of ITEPA (convertible securities: charge on certain post-acquisition events); or

(iii)	any gain that is treated as remuneration derived from the earner’s employment by virtue of section 4(4)(a) SSCBA, including without limitation:

(A)	the acquisition of securities pursuant to the Awards (within section 477(3)(a) of ITEPA);

(B)	the assignment (if applicable) or release of the Awards in return for consideration (within section 477(3)(b) of ITEPA);

(C)	the receipt of a benefit in connection with the Awards, other than a benefit within (i) or (ii) above (within section 477(3)(c) of ITEPA).

“SSCBA” means the Social Security Contributions and Benefits Act 1992.

“Taxable Event” means any event giving rise to Relevant Employment Income.

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Exhibit B

1.3

This Election relates to the employer’s secondary Class 1 National Insurance Contributions which may arise in respect of Relevant Employment Income (the “Employer’s Liability”) pursuant to section 4(4)(a) and/or paragraph 3B(1A) of Schedule 1 of the SSCBA.

1.4

This Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the SSCBA, or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.

1.5

This Election does not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part VII of ITEPA (employment income: securities with artificially depressed market value).

2.	The Election

The Employee and the Company jointly elect that the entire liability of the Employer to pay the Employer’s Liability that arises on any Relevant Employment Income is hereby transferred to the Employee. The Employee understands that, by accepting the Awards (whether by signing the Grant Notice and/or Award Agreement or via the Company’s designated electronic acceptance procedures) or by separately signing or electronically accepting this Election, he or she will become personally liable for the Employer’s Liability covered by this Election. This Election is made in accordance with paragraph 3B(1) of Schedule 1 to SSCBA.

3.	Payment of the Employer’s Liability

3.1	The Employee hereby authorises the Company and/or the Employer to collect the Employer’s Liability from the Employee at any time after the Taxable Event:

(i)	by deduction from salary or any other payment payable to the Employee at any time on or after the date of the Taxable Event; and/or

(ii)	directly from the Employee by payment in cash or cleared funds; and/or

(iii)	by arranging, on behalf of the Employee, for the sale of some of the securities which the Employee is entitled to receive in respect of the Awards; and/or

(iv)	by any other means specified in the applicable award agreement.

3.2

The Company hereby reserves for itself and the Employer the right to withhold the transfer of any securities in respect of the Awards to the Employee until full payment of the Employer’s Liability is received.

3.3

The Company agrees to procure the remittance by the Employer of the Employer’s Liability to HM Revenue & Customs on behalf of the Employee within 14 days after the end of the UK tax month during which the Taxable Event occurs (or within 17 days after the end of the UK tax month during which the Taxable Event occurs if payments are made electronically).

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Exhibit B

4.	Duration of Election

4.1

The Employee and the Company agree to be bound by the terms of this Election regardless of whether the Employee is transferred abroad or is not employed by the Employer on the date on which the Employer’s Liability becomes due.

4.2

Any reference to the Company and/or the Employer shall include that entity’s successors in title and assigns as permitted in accordance with the terms of the Plan and relevant award agreement. This Election will continue in effect in respect of any awards which replace the Awards in circumstances where section 483 of ITEPA applies.

4.3	This Election will continue in effect until the earliest of the following:

(i)	the Employee and the Company agree in writing that it should cease to have effect;

(ii)	on the date the Company serves written notice on the Employee terminating its effect;

(iii)	on the date HM Revenue & Customs withdraws approval of this Election; or

(iv)

after due payment of the Employer’s Liability in respect of the entirety of the Awards to which this Election relates or could relate, such that the Election ceases to have effect in accordance with its terms.

4.4	This Election will continue in force regardless of whether the Employee ceases to be an employee of the Employer.

Acceptance by the Employee

The Employee acknowledges that, by accepting the Awards (whether by signing the Grant Notice and/or Award Agreement or via the Company’s designated electronic acceptance procedures) or by separately signing or electronically accepting this Election, the Employee agrees to be bound by the terms of this Election.

Signed

The Employee

Acceptance by the Company

The Company acknowledges that, by arranging for the scanned signature of an authorised representative to appear on this Election, the Company agrees to be bound by the terms of this Election.

Signed for and on behalf of the Company

Name:
Title:

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Exhibit B

SCHEDULE OF EMPLOYER COMPANIES

The employer companies to which this Election relates are:

Name
Registered Office:
Company Registration Number:
Corporation Tax Reference:
PAYE Reference:

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